                                           -----------------------------------
                                           OMB APPROVAL
                                           -----------------------------------
                                           OMB Number: 3235-0570
                                           Expires: November 30, 2005
                                           Estimated average burden
                                           hours per response. . . . . . . 5.0

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED

                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-04193
                                  ----------------------------------------------
                              RSI RETIREMENT TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
               317 MADISON AVENUE   NEW YORK, NY                       10017
--------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip code)
               317 MADISON AVENUE   NEW YORK, NY                       10017
--------------------------------------------------------------------------------
                                        (Name and address of agent for service)
Registrant's telephone number, including area code:     800-772-3615
                                                   ----------------------------=

Date of fiscal year end:       SEPTEMBER 30, 2004
                        --------------------------------------

Date of reporting period:       MARCH 31, 2004
                         -------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SECTION 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

RSI RETIREMENT TRUST


CORE EQUITY FUND
VALUE EQUITY FUND
EMERGING GROWTH EQUITY FUND
INTERNATIONAL EQUITY FUND
ACTIVELY MANAGED BOND
INTERMEDIATE-TERM BOND FUND
SHORT-TERM INVESTMENT FUND*


MARCH 31, 2004


[RSGROUP(R) LOGO]
BROKER/DEALER:
RETIREMENT SYSTEM
DISTRIBUTORS INC.

317 MADISON AVENUE
NEW YORK, NY 10017-5201
800-772-3615

www.rsgroup.com

*THE SHORT-TERM INVESTMENT FUND WAS TERMINATED ON APRIL 1, 2004

TABLE OF CONTENTS

President's Message                                                    1
Investment Review                                                      3
Combined Financial Statements                                          7
      Financial Statements of Investment Funds                         9
      Core Equity Fund                                                 9
      Value Equity Fund                                               16
      Emerging Growth Equity Fund                                     19
      International Equity Fund                                       23
      Actively Managed Bond Fund                                      27
      Intermediate-Term Bond Fund                                     32
      Short-Term Investment Fund                                      37
Notes to Financial Statements                                         40
2004 Special Meeting Results                                          50
Officers, Consultants, Investment Managers,
   Custodian, Distributor, Transfer Agent,
   Independent Auditors, Counsel                                      51
About the Fund's Trustees and Senior Officers                         52

[RSGROUP(R) LOGO] is a registered trademark of Retirement System Group Inc.

This Semi-Annual Report is unaudited.

ANY OPINIONS OR PROJECTIONS IN THIS REPORT ARE SUBJECT TO CHANGE WITHOUT NOTICE AND ARE NOT INTENDED AS INDIVIDUAL INVESTMENT ADVICE. THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR THE MOST CURRENT PERFORMANCE INFORMATION PLEASE VISIT www.rsgroup.com. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

PRESIDENT'S MESSAGE

To Our Unitholders:

     2003 was a strong year for U.S. stocks. The S&P 500 Index finished the year with a gain of 28.69%, a vast improvement over the three consecutive annual losses in 2002, 2001 and 2000 of - 22.10%, - 11.88%, and - 9.10%, respectively.
For the six-month period ended March 31, 2004, the Index gained 14.08%. Following a strong 2003, mutual fund returns continued to reflect positive returns during the first quarter of 2004, although the gains were more moderate. According to Lipper Inc., the average diversified U.S. stock fund gained a respectable 2.98% in the first three months of 2004. More specifically, during the first half of this fiscal year, the U.S. stock market followed a familiar pattern observed during most market recoveries, with small-capitalization stock funds generally outperforming funds focusing on larger firms, while value-oriented, bargain-hunting funds outpaced growth offerings. In fact, investors should keep in mind that in 2003, and so far in 2004, much of the equity market's strong performance results were driven by smaller stocks with the most volatile, lowest quality profiles. The shift into the shares of large, high-quality companies with proven records of earnings growth is yet to be seen.

     Against this backdrop, the investment funds of the RSI Retirement Trust ("the Trust") posted strong absolute returns for the six months ended March 31, 2004. All four equity funds posted double-digit returns while two out of three fixed-income funds were also up, but by a lesser magnitude.

     Looking forward, recent news of strong earnings announcements, positive job data and a growing economy may boost investors' confidence in the stock market. However, bond investors remain anxious, since favorable economic news often drives bond yields higher (and prices lower) and the Federal Reserve may raise its short-term target rate to prevent the economy from overheating. Fears of global terrorism, continuing violence in Iraq and economic problems in Europe and Asia may also dampen enthusiasm for stock market investments.

     During the past several months, major changes have taken place that impact both the pension world and the mutual fund industry. For example, in December 2003, the Financial Accounting Standards Board ("FASB") issued a revision of FASB Statement No. 132, which governs the financial disclosure of defined benefit pension plans. Companies will be required to disclose more detailed information about pension plan assets, obligations and net costs in company financial statements. Further, the recently enacted Pension Funding Equity Act of 2004 will grant funding relief for 2004 and 2005 to defined benefit retirement plans, primarily by basing the current liability interest rate on a composite of long-term corporate bonds in place of the discontinued 30-year Treasury bond rate.

     As for the mutual fund industry, it is undergoing intensive regulatory scrutiny over abusive trading practices following the outbreak last fall of allegations regarding illegal or improper trading activities. The Securities and Exchange Commission adopted several new rules designed to curb abusive practices and to require that mutual funds have strong internal programs and controls in place to ensure compliance with federal securities laws. Specifically, effective February 5, 2004, all mutual funds are required to appoint a chief compliance officer who must report directly to the fund board. New mandates governing disclosures on policies and procedures regarding market timing, fair-value pricing and selective disclosure of portfolio holdings will take effect on May 28, 2004. We particularly support regulations that protect the interests of long-term investors. Additional industry-wide reforms have been proposed such as the requirement for a mandatory two percent short-term trading redemption fee, imposition of a strict 4:00 p.m. EST deadline for all mutual fund trades (including those submitted by financial intermediaries) and the need for enhanced disclosure of fund expenses, among others.

     We are pleased to assure our investors that the types of abusive trading arrangements and practices alleged to have occurred at other mutual funds have not taken place at the Trust. We are proud of our role in helping plan sponsors to meet their fiduciary responsibilities to plan participants and as such, we will continue to closely monitor future legislative developments.

     Over the last several years, the Board of Trustees made a number of significant modifications impacting the structure of the Trust and its defined benefit pension program. Among the more recent changes was the appointment in May 2003 of Evaluation Associates, Inc. ("EAI"), a nationally recognized firm, as independent investment consultant to the Trust. With guidance and advice from EAI, two new subadvisers were named for the Core Equity Fund, effective at the start of this fiscal year, September 2003. In doing so, the Core Equity Fund was restructured. Earlier, in October 2002, the Emerging Growth Equity Fund had also been restructured and new subadvisers installed.

     Additionally, as a result of the ongoing oversight process of evaluating the efficiency and effectiveness of the Trust, the Board recommended that shareholders approve the discontinuation of the operations of the Short-Term Investment Fund. Unitholders voted to terminate the Fund on March 23, 2004 and its operations ceased on April 1, 2004.

     We are confident that the changes made in the Trust serve the best interest of our unitholders in the long-term. Please feel free to contact me at (212) 503-0101 if you have any questions about this Report or any aspect of the Trust. I thank all unitholders for your continued support.

                                                  Sincerely,


                                                  /s/ William Dannecker

                                                  William Dannecker
                                                  President
                                                  May 14, 2004

INVESTMENT REVIEW

EQUITY MARKET ENVIRONMENT

     The equity markets have performed remarkably well over the last six months as signs appeared that economic conditions are improving and corporate profits will continue to grow. While there are many factors that influence stock market performance, two of the most important ones, interest rates and inflation, have held at very accommodating levels. Over the last two quarters, both short-term and long-term interest rates were at or near historic lows, and inflation, as measured by the Consumer Price Index (Core less Food & Energy), remained at extremely low level, in fact, levels not seen since the early 1960's. The combination of these factors along with the fastest growth in corporate profits in nearly four years provided an excellent environment for the equity market. For the six-month period ending March 31, 2004, the S&P 500 Index (a measure of the broad equity market) increased 14.08%, the NASDAQ Composite rose 11.89% and the Dow Jones Industrial Average advanced 12.90%. In fact, the S&P 500 has now posted four consecutive quarterly gains and ended the quarter at approximately a two-year high.

     One of the major concerns for markets over the last six months was the sustainability of the economic recovery. While the economy had shown some notable growth in the final quarter of the last fiscal year (3rd quarter 2003), GDP grew at an astonishing 8.2%, many believed that this growth would decelerate rapidly once the stimulative monetary and fiscal policy ran their course. Companies, in general, were conservative in their outlook for capital expenditures even though conditions were beginning to improve. Inventories were drawn down to historical lows relative to sales as companies were reluctant to replenish stocks for fear that demand would taper off. Companies were also unwilling to increase payrolls by any measurable amount. Job creation was at a very low level for this point in the economic cycle and led many to call this a jobless recovery. As the recovery continued, productivity became an important factor, output per worker increased substantially while unit costs declined, allowing companies to expand profit margins and keep expenses low. While very beneficial to the equity markets due to its impact on corporate profits, it is probably not sustainable for a long period. Eventually, companies will need to start hiring workers to meet the demands of a growing economy, as we have recently started to see. Six months into fiscal year 2004, unemployment stands at 5.7%, a low level by historical standards, down from its peak of 6.3%. In addition, many companies have started to increase spending, by purchasing new equipment, or by actually acquiring other companies. This activity all points to continued economic growth, at least for the near term. In fact, many economist now predict GDP growth will reach the 4 to 5% range for calendar year 2004, a very respectable level of growth indeed.

     Over the last six months ended March 31, 2004, small capitalization stocks performed much better than large capitalization stocks. For the six-month period, the Russell 2000(R) Index, which measures the former, returned 21.69%, outpacing the large company stocks that comprise the Russell 1000(R) Index, which returned 14.40%. As for style investment, value stocks outperformed growth stocks. The Russell 1000(R) Value Index returned 17.64%, while the Russell 1000(R) Growth Index returned 11.29%. Value stocks have now outperformed growths stocks for the 1, 3, 5, 10 and 15-year periods through March 31, 2004.

     The best performing sectors during this period were Energy and Basic Materials, both ahead over 20%. Many of these companies posted record earnings due to high commodity prices following increased global demand, especially from China. Commodities such as steel, oil, natural gas, lumber and gold are, in some cases, multi-year highs. Healthcare stocks were the laggards over this time period, returning only 7%.

     For the first six-months of the current fiscal year, all four equity funds of the RSI Retirement Trust ("the Trust") posted quite impressive double-digit returns. Each fund is currently managed with a long-term, high-quality focus and therefore may lag their respective benchmarks during the type of market environment seen during the last two quarters which was driven in large part by lower quality, high beta stocks.

     The Trust's Emerging Growth Equity Fund was the best performing fund, returning 19.72% for the period, slightly underperforming its benchmark, the Lipper Small-Cap Core Funds Average, which returned 21.82%. The Value Equity Fund returned 16.40%, versus 15.99% for the Lipper Large-Cap Value Funds Average. The Core Equity Fund returned 10.56% versus 12.40% for the Lipper Large-Cap Core Funds Average and the International Equity Fund gained 18.64% versus 20.78% for the Lipper International Funds Average.

EQUITY FUNDS

CORE EQUITY FUND

     The Core Equity Fund returned 10.56% for the six-month period ended March 31, 2004, underperforming the 12.40% return of the Lipper Large-Cap Core Funds Average, its peer group performance benchmark. For the year ended March 31, 2004, the Fund posted a very strong gain of 26.08%, but trailed its benchmark, which returned 31.22% for the same period. The Core Equity Fund fell - 5.00% annually for the five years ended March 31, 2004, lagging its benchmark's annualized return of - 2.34% for this period. For the longer time periods (ten and fifteen years ended March 31, 2004), the Fund also underperformed the Lipper average, experiencing annual returns of 8.68% and 9.38%, respectively, versus 9.27% and 10.18%, respectively, for the benchmark.

VALUE EQUITY FUND

     The Value Equity Fund returned 16.40% for the six months ended March 31, 2004, outperforming its peer group performance benchmark, the Lipper Large-Cap Value Funds Average, by a respectable 41 basis points. While the Fund soared 34.58% for the one-year period ending March 31, 2004, the benchmark soared higher, returning 38.38%. However, the longer term results show a consistent record of outperformance. The Fund outperformed its Lipper benchmark by 2.18% annually for the five-year period through March 31, 2004, gaining 4.41% per year while the benchmark rose only 2.23%. For the most recent ten years ended March 31, 2004, the Fund reflected an annualized return of 13.20%, surpassing the benchmark's annual return of 10.21%. For the fifteen-year period ended March 31, 2004, the Fund achieved an annual return of 10.97%, outperforming the benchmark's annual return of 10.85%.

EMERGING GROWTH EQUITY FUND

     The Emerging Growth Equity Fund returned 19.72% for the six-month period ended March 31, 2004, trailing the Lipper Small-Cap Core Funds Average, its peer group performance benchmark, which returned 21.82%. (Note that prior to January 2003, the Fund was classified by Lipper Inc. as a Small-Cap Growth Fund). For the one-year period ending March 31, 2004, the Fund reported an amazing gain of 53.96%, but its peer group average soared an eye-popping 60.36%. For the five years through March 31, 2004, the Fund recorded 2.63% per year, lagging its benchmark, which returned 13.32% annually. For the ten and fifteen years ended March 31, 2004, the Fund also trailed the benchmark (8.10% and 10.28% versus 11.19% and 10.99%, respectively).

INTERNATIONAL EQUITY FUND

     The International Equity Fund rose 18.64% for the six months ended March 31, 2004, underperforming the Lipper International Funds Average, its peer group performance benchmark, which returned 20.78%. For the one-year period ended March 31, 2004, the Fund' performance was very strong in absolute terms, but the Fund still lagged its Lipper benchmark. The Fund gained 46.04% versus 53.63% for the Average. Over the five-year period ended March 31, 2004, the Fund fell - 0.51%, underperforming the gain of 1.76% posted by the Lipper benchmark. For the longer time periods (ten- and fifteen-year periods ended March 31, 2004), the International Equity Fund also underperformed versus its Lipper benchmark.

FIXED-INCOME MARKET ENVIRONMENT

     The months ahead are likely to be more challenging for fixed-income investors, particularly since rates appear to have troughed and inflation fears are creeping higher. Both the core Consumer Price Index and Personal Consumption Expenditure Index have reversed their downward trends. Moreover, price pressures are beginning to surface in intermediate and finished goods due to higher input prices.

     Higher inflation and faster job growth may encourage the Federal Reserve to raise its overnight bank lending rate by the end of 2004, from its current 1 percent. In March 2004, the U.S. economy added 308,000 jobs, the most in almost 4 years. This surprisingly strong addition and substantial upward revisions to the previous 2 months decisively suggested that above-trend economic growth is finally translating to more job creation. However, going forward this outsized gain should be replaced with more reasonable gains of approximately 150,000 jobs per month, which is not large enough to put a dent in unemployment. Consequently, inflation pressures should remain fairly muted and the total backup in interest rates is likely to be relatively restrained. Moreover, there are many risks, including geopolitical shocks, sharply weaker financial conditions, and depressed confidence due to greater concerns about the budget deficits or future tax hikes.

     The U.S. Treasury yield curve remained steep over the first half of fiscal year 2004. At March 31, 2004, U.S. Treasuries reflected the following changes: three-month Treasury Bills closed the six-month period below 1% at 0.93%; six-month Bills were close behind at 0.99%. The two-year Note rose 11 basis points; the five-year Note slipped to 2.80% at March 31, 2004. The ten-year Benchmark Note stayed well below 4% at 3.84% and the Long

Bond (the 30-year Bond) finished the period at 4.77%. Treasuries appear to be rich across the board with range bound expectations through the end of this election year. Agencies continue to be burdened by headline risk, stemming from the proposed Federal Housing Enterprise Reform Act of 2004. Mortgages underperformed as prepayments markedly accelerated due to declining mortgage rates. The expected rise in rates should suppress prepayment speeds. High-grade credits headlined the corporate performance sector as company fundamentals continued to improve and lower-rated credits tend to be more volatile as interest rates gradually rise.

     For the first six months of fiscal year 2004, fixed-income total return (interest plus price changes), as measured by the Lehman Brothers Aggregate Bond Index, were up 2.98% and rose 5.40% for the one-year period. Short- to intermediate-term securities (represented by the Lehman Brothers Government-Intermediate Bond Index) returned 2.00% for the semi-annual period and 3.59% for the one-year period. Cash equivalent investments (90-Day Treasury Bills) ended the six-month period with a 0.50% return, and rose 1.08% for the one-year period ended March 31, 2004.

FIXED-INCOME FUNDS

ACTIVELY MANAGED BOND FUND

     The Actively Managed Bond Fund returned 1.94% for the six-month period ended March 31, 2004, trailing the 2.11% return of its peer group performance benchmark, the Lipper General U.S. Government Funds Average. However, over the long-term, the Fund continued to be superior among its peers. For one year ended March 31, 2004, the Fund outperformed its Lipper benchmark, gaining 3.21% while the Average rose 2.98%. This performance put the Fund in the top 34th percentile (60th out of 181 funds) of its Lipper grouping. For the most recent five years, the Fund returned 6.24%, outperforming the Lipper benchmark's return of 5.94% and ranked in the 33rd percentile (44th out of 134 funds). For the longer time periods (ten and fifteen years ended March 31, 2004), the Fund returned 6.89% and 7.88% per year, respectively, versus the benchmark's annualized returns of 6.27% and 7.28% for the same periods. For the ten- and fifteen-year periods, the Fund achieved a top 12% ranking (8th out of 72 funds) and a top 16% ranking (5th out of 32 funds), respectively.

     The Fund continued to emphasize quality of holdings, with more than 86% in U.S. Government and other AAA-rated securities. At March 31, 2004, the average weighted maturity and average weighted modified duration of all portfolio holdings was 5.1 years and 3.2 years, respectively, compared to 5.0 years and
3.1 years, respectively, at the start of fiscal year 2004.

INTERMEDIATE-TERM BOND FUND

     The Intermediate-Term Bond Fund returned 1.21% for the six-month period ended March 31, 2004, while its peer group performance benchmark, the Lipper Short-Intermediate U.S. Government Funds Average, returned 1.55% for the same period. The Fund returned 1.93% for one year through March 31, 2004, underperforming the 2.35% return of the Average. For the five years ended March 31, 2004, the Fund reflected an annualized return of 4.71%, trailing the 5.57% annualized return of its benchmark. For the longer time periods (ten- and fifteen-year periods ended March 31, 2004), the Fund also slightly underperformed its benchmark, returning 5.47% and 6.66% per year, respectively, while the benchmark posted annualized returns of 5.79% and 6.88% for the same time periods.

     The Intermediate-Term Bond Fund continued to emphasize quality of holdings, with over 90% in U.S. Government and other AAA-rated securities. At March 31, 2004, the average weighted maturity and average weighted modified duration of all portfolio holdings was 3.7 years and 2.3 years, respectively, versus 3.9 years and 1.9 years, respectively, at the start of fiscal year 2004.

SHORT-TERM INVESTMENT FUND*

     The Short-Term Investment Fund returned -0.04% for the six-month period ended March 31, 2004, and trailed the 0.18% gain of the Lipper Money Market Funds Average (a representative benchmark although the Short-Term Investment Fund is not a money market fund). For the one-year period ended March 31, 2004, the Short-Term Investment Fund returned 0.15%, versus the 0.38% return of the benchmark. For the five-year period ended March 31, 2004, the Fund returned 3.07% per year, outperforming the 2.82% annualized return of its benchmark. For the ten- and fifteen-year periods ended March 31, 2004, the Fund's annual returns of 3.93% and 4.39% compared favorably to the 3.87% and 4.36% respective annualized returns of the Lipper Average.

* Note that the Short-Term Investment Fund was terminated on April 1, 2004.

                                  EQUITY FUNDS
                          NET INVESTMENT PERFORMANCE(1)
                        FOR PERIODS ENDED MARCH 31, 2004

                                                                                                ANNUALIZED
                                                                             -------------------------------------------------
                                                  6 MONTHS      1 YEAR       3 YEARS       5 YEARS      10 YEARS      15 YEARS
                                                  --------      ------       -------       -------      --------      --------
CORE EQUITY FUND                                    10.56%       26.08%        (5.14)%       (5.00)%        8.68%        9.38%
Lipper Large-Cap Core Funds Average(2)              12.40        31.22         (1.63)        (2.34)         9.27        10.18

VALUE EQUITY FUND                                   16.40%       34.58%         0.27%         4.41%        13.20%       10.97%
Lipper Large-Cap Value Funds Average(2)             15.99        38.38          1.57          2.23         10.21        10.85

EMERGING GROWTH EQUITY FUND                         19.72%       53.96%        (3.09)%        2.63%         8.10%       10.28%
Lipper Small-Cap Core Funds Average(2)              21.82        60.36         12.21         13.32         11.19        10.99

INTERNATIONAL EQUITY FUND(3)                        18.64%       46.04%        (0.65)%       (0.51)%        3.53%        4.25%
Lipper International Funds Average(2)               20.78        53.63          2.49          1.76          5.10         6.52

  1. All performance results shown are net of management fees and all related expenses, unless otherwise footnoted. For the most recent one-month performance please visit www.rsgroup.com.

  2. Lipper Inc. (a Reuters company) is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.

  3. The International Equity Fund began operations on May 1, 1984. The inception date for the other funds was January 1, 1983.

                              FIXED-INCOME FUNDS(3)
                          NET INVESTMENT PERFORMANCE(1)
                        FOR PERIODS ENDED MARCH 31, 2004

                                                                                                ANNUALIZED
                                                                             -----------------------------------------------
                                                  6 MONTHS      1 YEAR       3 YEARS       5 YEARS      10 YEARS    15 YEARS
                                                  --------      ------       -------       -------      --------    --------
ACTIVELY MANAGED BOND FUND                           1.94%        3.21%        6.11%        6.24%        6.89%        7.88%
Lipper General U.S. Government Funds
 Average(2)                                          2.11         2.98         5.83         5.94         6.27         7.28

INTERMEDIATE-TERM BOND FUND                          1.21%        1.93%        3.68%        4.71%        5.47%        6.66%
Lipper Short-Intermediate
  (1 to 5 year maturity) U.S. Government
  Funds Average(2)                                   1.55         2.35         5.21         5.57         5.79         6.88

SHORT-TERM INVESTMENT FUND(4)                       (0.04)%       0.15         1.51%        3.07%        3.93%        4.39%
Lipper Money Market Funds Average(2)                 0.18         0.38         1.24         2.82         3.87         4.36

  1. All performance results shown are net of management fees and all related expenses, unless otherwise footnoted. For the most recent one-month performance please visit www.rsgroup.com.

  2. Lipper Inc. (a Reuters company) is an independent reporting service that measures the performance of most U.S. mutual funds. The results reflect performance comparison benchmark groupings and are net of all expenses other than sales charges and redemption fees.

  3. The inception date for the fixed-income funds is January 1, 1983.

  4. The Short-Term Investment Fund was terminated on April 1, 2004.

COMBINED FINANCIAL STATEMENTS

RSI RETIREMENT TRUST
Combined Statement of Assets and Liabilities         March 31, 2004 (Unaudited)

ASSETS:
     Investments in securities at value (cost $519,624,088)--Note 2(A)                                   $   587,385,614
     Receivable for investments sold                                                                           6,030,314
     Dividends and interest receivable                                                                         1,768,481
     Unrealized appreciation on forward currency contracts--Note 6                                                 1,551
     Receivable from investment manager                                                                            2,535
     Reclaims receivable                                                                                         202,148
     Other assets                                                                                                 21,823
                                                                                                         ---------------
                                                                                                             595,412,466
LIABILITIES:
     Payable for investments purchased                                               $     8,752,895
     Payable upon return of securities on loan--Note 4                                    19,648,831
     Net payable for variation margin on futures contracts                                       720
     Payable to investment managers'                                                         262,711
     Accrued expenses and other payables                                                     679,174          29,344,331
                                                                                     ---------------     ---------------
NET ASSETS--Note 5                                                                                       $   566,068,135
                                                                                                         ===============

Combined Statement of Operations    Six Months Ended March 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
     Investment Income:
          Dividends (net of foreign withholding tax of $47,063)                      $     2,767,145
          Interest                                                                         4,661,528
          Securities lending                                                                  77,815
                                                                                     ---------------
               Total Investment Income                                                                   $     7,506,488
     Expenses:
          Investment managers' fees--Note 3(A)                                             1,551,173
          Shareholder servicing fees and expenses--Note 3(B)                               1,438,956
          Custodian fees and expenses                                                        102,870
          Legal and Auditing fees                                                             84,347
          Consultant fees                                                                     37,504
          Trustees' fees and expenses--Note 3(C)                                             154,850
          Printing and Postage                                                                54,590
          Insurance                                                                           46,887
          Other                                                                              167,217
                                                                                     ---------------
               Total Expenses                                                              3,638,394
               Less Investment manager's fee waiver--Note 3(A)                               (30,778)
                                                                                     ---------------
               Net Expenses                                                                                    3,607,616
                                                                                                         ---------------
NET INVESTMENT INCOME                                                                                          3,898,872
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
     Net realized gain on investments                                                     16,501,946
     Net realized gain on options written                                                     45,186
     Net realized gain on foreign currency transactions                                        3,991
     Net realized gain on futures                                                             96,238
     Net increase in unrealized appreciation on investments                               36,535,013
     Net decrease in unrealized depreciation on foreign currency transactions                 (9,608)
     Net increase in unrealized appreciation on futures                                       30,245
                                                                                     ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                                        53,203,011
                                                                                                         ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $    57,101,883
                                                                                                         ===============

See Notes to Financial Statements

Combined Statements of Changes in Net Assets

                                                                                       SIX MONTHS
                                                                                     ENDED 3/31/2004       YEAR ENDED
                                                                                       (UNAUDITED)         9/30/2003
                                                                                     ---------------     --------------
OPERATIONS:
  Net investment income                                                              $     3,898,872     $    9,043,136
  Net realized gain                                                                       16,647,361          4,775,709
  Net increase in unrealized appreciation                                                 36,555,650         44,637,362
                                                                                     ---------------     --------------
  Net increase in net assets resulting from operations                                    57,101,883         58,456,207
                                                                                     ---------------     --------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                                     52,193,740        119,436,017
  Value of units redeemed                                                                (89,034,914)      (116,334,410)
                                                                                     ---------------     --------------
  Net increase (decrease) in net assets resulting from capital transactions              (36,841,174)         3,101,607
                                                                                     ---------------     --------------
  Net increase                                                                            20,260,709         61,557,814
  NET ASSETS at beginning of period                                                      545,807,426        484,249,612
                                                                                     ---------------     --------------
  NET ASSETS at end of period                                                        $   566,068,135     $  545,807,426
                                                                                     ===============     ==============

See Notes to Financial Statements

FINANCIAL STATEMENTS OF INVESTMENT FUNDS

CORE EQUITY FUND
Statement of Investments
March 31, 2004 (Unaudited)

  SHARES                                                                                 VALUE
  ------                                                                                 -----
COMMON STOCKS                                                 99.3%
             CONSUMER DISCRETION                                           10.8%
       440   American Greetings Corp., Class A*                                      $      10,019
     1,636   AutoNation, Inc.*                                                              27,894
       469   AutoZone, Inc.*                                                                40,320
     1,811   Bed Bath & Beyond, Inc.*                                                       75,627
     1,952   Best Buy Co., Inc.                                                            100,957
       679   Big Lots, Inc.*                                                                 9,846
       419   Black & Decker Corp. (The)                                                     23,858
       504   Brunswick Corp.                                                                20,578
    14,351   Carnival Corp.                                                                644,503
       778   Centex Corp.                                                                   42,059
     1,294   Circuit City Stores, Inc.                                                      14,622
     3,705   Clear Channel Communications, Inc.                                            156,907
    13,613   Comcast Corp., Class A*                                                       391,238
       392   Cooper Tire & Rubber Co.                                                        7,899
       892   Dana Corp.                                                                     17,715
       997   Darden Restaurants, Inc.                                                       24,716
     3,440   Delphi Corp.                                                                   34,262
       458   Dillard's, Inc., Class A                                                        8,775
     2,027   Dollar General Corp.                                                           38,918
       544   Dow Jones & Co., Inc.                                                          26,063
     1,713   Eastman Kodak Co.                                                              44,829
     3,851   eBay, Inc.*                                                                   266,990
     1,048   Family Dollar Stores, Inc.                                                     37,676
     1,037   Federated Department Stores, Inc.                                              56,050
    11,030   Ford Motor Co.                                                                149,677
       870   Fortune Brands, Inc.                                                           66,668
     1,601   Gannett Co., Inc.                                                             141,112
     5,465   Gap, Inc. (The)                                                               119,793
     3,343   General Motors Corp.                                                          157,455
     1,061   Genuine Parts Co.                                                              34,716
     1,070   Goodyear Tire & Rubber Co.*                                                     9,138
     1,821   Harley-Davidson, Inc.                                                          97,132
       635   Harrah's Entertainment, Inc.                                                   34,855
     1,060   Hasbro, Inc.                                                                   23,055
     2,321   Hilton Hotels Corp.                                                            37,716
    13,815   Home Depot, Inc. (The)                                                        516,128
    18,604   International Game Technology                                                 836,436
     2,513   Interpublic Group of Cos., Inc.*                                               38,650
     1,613   J.C. Penney Co., Inc.                                                          56,100
     1,096   Johnson Controls, Inc.                                                         64,828
       745   Jones Apparel Group, Inc.                                                      26,932
       314   KB Home                                                                        25,371
       437   Knight-Ridder, Inc.                                                            32,010
     2,066   Kohl's Corp.*                                                                  99,850
     1,184   Leggett & Platt, Inc.                                                          28,073
     3,081   Limited Brands, Inc.                                                           61,620
       727   Liz Claiborne, Inc.                                                            26,674
    22,710   Lowe's Cos., Inc.                                                           1,274,712
     1,355   Marriott International, Inc., Class A                                          57,655
     2,566   Mattel, Inc.                                                                   47,317
     1,726   May Department Stores Co. (The)                                                59,685
       424   Maytag Corp.                                                                   13,386
    42,694   McDonald's Corp.                                                            1,219,768
     1,176   McGraw-Hill Cos., Inc. (The)                                                   89,541
       332   Meredith Corp.                                                                 16,786
       898   New York Times Co. (The), Class A                                              39,692
     1,632   Newell Rubbermaid, Inc.                                                        37,862
    17,500   News Corp. Ltd. (The)--ADR                                                    554,925
    21,374   Nike, Inc., Class B                                                     $   1,664,393
       807   Nordstrom, Inc.                                                                32,199
     1,916   Office Depot, Inc.*                                                            36,059
     1,169   Omnicom Group, Inc.                                                            93,812
       722   Pulte Homes, Inc.                                                              40,143
     1,005   RadioShack Corp.                                                               33,326
       394   Reebok International Ltd.                                                      16,292
     1,359   Sears, Roebuck & Co.                                                           58,383
       874   Sherwin-Williams Co.                                                           33,588
       390   Snap-on, Inc.                                                                  12,613
       468   Stanley Works Co. (The)                                                        19,974
     2,973   Staples, Inc.*                                                                 75,484
    46,851   Starbucks Corp.*                                                            1,768,625
     1,243   Starwood Hotels & Resorts Worldwide, Inc.                                      50,342
     5,480   Target Corp.                                                                  246,819
       869   Tiffany & Co.                                                                  33,170
    27,454   Time Warner, Inc.*                                                            462,874
     3,044   TJX Cos., Inc. (The)                                                           74,761
     1,324   Toys "R" Us, Inc.*                                                             22,243
    18,831   Tribune Co.                                                                   949,836
     1,950   Univision Communications, Inc.*                                                64,370
       617   V.F. Corp.                                                                     28,814
    59,118   Viacom, Inc., Class B                                                       2,318,017
       773   Visteon Corp.                                                                   7,398
    12,309   Walt Disney Co. (The)                                                         307,602
       658   Wendy's International, Inc.                                                    26,774
       359   Whirlpool Corp.                                                                24,724
     1,759   Yum! Brands, Inc.*                                                             66,824
                                                                                     -------------
                                                                                        16,787,098
                                                                                     -------------
             CONSUMER STAPLES                                              13.0%
       243   Adolph Coors Co., Class B                                                      16,876
       588   Alberto-Culver Co., Class B                                                    25,796
     2,249   Albertson's, Inc.                                                              49,815
    12,322   Altria Group, Inc.                                                            670,933
     4,919   Anheuser-Busch Cos., Inc.                                                     250,869
     3,905   Archer Daniels Midland Co.                                                     65,877
    10,477   Avon Products, Inc.                                                           794,890
       710   Brown-Forman Corp., Class B                                                    33,839
     2,441   Campbell Soup Co.                                                              66,566
     1,247   Clorox Co. (The)                                                               60,991
    29,393   Coca-Cola Co. (The)                                                         1,478,468
     2,783   Coca-Cola Enterprises, Inc.                                                    67,265
    17,692   Colgate-Palmolive Co.                                                         974,829
     3,285   ConAgra Foods, Inc.                                                            88,498
     2,705   Costco Wholesale Corp.*                                                       101,600
     2,416   CVS Corp.                                                                      85,285
     2,288   General Mills, Inc.                                                           106,804
     6,088   Gillette Co. (The)                                                            238,041
     2,148   H.J. Heinz Co.                                                                 80,099
       772   Hershey Foods Corp.                                                            63,960
     2,525   Kellogg Co.                                                                    99,081
     2,982   Kimberly-Clark Corp.                                                          188,164
     4,557   Kroger Co. (The)*                                                              75,828
       831   McCormick & Co., Inc.                                                          27,855
     1,588   Pepsi Bottling Group, Inc. (The)                                               47,243
    51,299   PepsiCo, Inc.                                                               2,762,451
     1,122   Plum Creek Timber Co., Inc.                                                    36,443
    28,139   Procter & Gamble Co.                                                        2,951,218
       563   R.J. Reynolds Tobacco Holdings, Inc.                                           34,062

See Notes to Financial Statements

  SHARES                                                                                 VALUE
  ------                                                                                 -----
     2,705   Safeway, Inc.*                                                          $      55,669
     4,788   Sara Lee Corp.                                                                104,666
       794   SUPERVALU, Inc.                                                                24,249
    55,419   Sysco Corp.                                                                 2,164,112
     1,011   UST, Inc.                                                                      36,497
    71,095   Wal-Mart Stores, Inc.                                                       4,243,660
    54,142   Walgreen Co.                                                                1,783,979
     1,402   William Wrigley Jr. Co.                                                        82,886
       840   Winn-Dixie Stores, Inc.                                                         6,384
                                                                                     -------------
                                                                                        20,045,748
                                                                                     -------------
             ENERGY                                                         6.1%
       500   Amerada Hess Corp.                                                             32,640
     1,566   Anadarko Petroleum Corp.                                                       81,213
    10,560   Apache Corp.                                                                  455,875
       456   Ashland, Inc.                                                                  21,199
    45,298   Baker Hughes, Inc.                                                          1,652,471
    21,757   BJ Services Co.*                                                              941,425
     1,240   Burlington Resources, Inc.                                                     78,901
     6,435   ChevronTexaco Corp.                                                           564,864
     4,114   ConocoPhillips                                                                287,198
     1,448   Devon Energy Corp.                                                             84,201
       667   EOG Resources, Inc.                                                            30,609
    78,049   Exxon Mobil Corp.                                                           3,246,059
     2,624   Halliburton Co.                                                                79,743
       573   Kerr-McGee Corp.                                                               29,510
     1,870   Marathon Oil Corp.                                                             62,963
       878   Nabors Industries Ltd.*                                                        40,169
    13,292   Noble Corp.*                                                                  510,679
     2,355   Occidental Petroleum Corp.                                                    108,448
       627   Rowan Cos., Inc.*                                                              13,223
    13,281   Schlumberger Ltd.                                                             847,992
       514   Sunoco, Inc.                                                                   32,063
     1,972   Transocean, Inc.*                                                              54,999
     1,525   Unocal Corp.                                                                   56,852
     3,125   XTO Energy, Inc.                                                               78,875
                                                                                     -------------
                                                                                         9,392,171
                                                                                     -------------
             FINANCIALS                                                    17.8%
     1,658   ACE Ltd.                                                                       70,730
    16,689   AFLAC, Inc.                                                                   669,896
     4,198   Allstate Corp. (The)                                                          190,841
       613   Ambac Financial Group, Inc.                                                    45,227
     7,767   American Express Co.                                                          402,719
    21,917   American International Group, Inc.                                          1,563,778
     2,241   AmSouth Bancorp.                                                               52,686
     1,889   Aon Corp.                                                                      52,722
       528   Apartment Investment & Management Co.                                          16,416
     8,728   Bank of America Corp.                                                         706,793
     4,762   Bank of New York Co., Inc.                                                    150,003
     6,881   Bank One Corp.                                                                375,152
     3,305   BB&T Corp.                                                                    116,667
       566   Bear Stearns Cos., Inc.                                                        49,627
     1,417   Capital One Financial Corp.                                                   106,884
     8,241   Charles Schwab Corp.                                                           95,678
     1,307   Charter One Financial, Inc.                                                    46,216
     1,151   Chubb Corp.                                                                    80,041
       971   Cincinnati Financial Corp.                                                     42,190
    84,086   Citigroup, Inc.                                                             4,347,245
     1,070   Comerica, Inc.                                                                 58,122
     1,110   Countrywide Financial Corp.                                                   106,449
     2,363   Equity Office Properties Trust                                                 68,267
     1,627   Equity Residential                                                             48,566
    29,785   Fannie Mae                                                              $   2,214,514
       725   Federated Investors, Inc.                                                      22,787
    24,964   Fifth Third Bancorp                                                         1,382,257
       740   First Tennessee National Corp.                                                 35,298
     6,425   FleetBoston Financial Corp.                                                   288,483
    13,576   Franklin Resources, Inc.                                                      755,912
     4,144   Freddie Mac                                                                   244,745
     5,626   Golden West Financial Corp.                                                   629,831
    10,744   Goldman Sachs Group, Inc. (The)                                             1,121,136
     1,685   Hartford Financial Services Group, Inc.                                       107,335
     1,527   Huntington Bancshares, Inc.                                                    33,884
    12,496   J.P. Morgan Chase & Co.                                                       524,207
     1,497   Janus Capital Group, Inc.                                                      24,521
       847   Jefferson-Pilot Corp.                                                          46,593
     1,830   John Hancock Financial Services, Inc.                                          79,953
     2,509   KeyCorp                                                                        75,998
     1,615   Lehman Brothers Holdings, Inc.                                                133,835
     1,086   Lincoln National Corp.                                                         51,390
     1,138   Loews Corp.                                                                    67,210
     8,435   M&T Bank Corp.                                                                757,885
     3,256   Marsh & McLennan Cos., Inc.                                                   150,753
     1,518   Marshall & Ilsley Corp.                                                        57,396
       868   MBIA, Inc.                                                                     54,424
     7,730   MBNA Corp.                                                                    213,580
     2,760   Mellon Financial Corp.                                                         86,360
    28,211   Merrill Lynch & Co., Inc.                                                   1,680,247
     4,549   MetLife, Inc.                                                                 162,308
       657   MGIC Investment Corp.                                                          42,199
       896   Moody's Corp.                                                                  63,437
     6,624   Morgan Stanley                                                                379,555
     3,668   National City Corp.                                                           130,507
     1,016   North Fork Bancorp., Inc.                                                      42,997
     1,670   PNC Financial Services Group, Inc.                                             92,551
     1,961   Principal Financial Group, Inc.                                                69,870
     1,361   Progressive Corp. (The)                                                       119,224
     1,098   ProLogis                                                                       39,385
     1,737   Providian Financial Corp.*                                                     22,755
     3,243   Prudential Financial, Inc.                                                    145,222
     1,387   Regions Financial Corp.                                                        50,653
    16,124   SAFECO Corp.                                                                  696,073
     1,184   Simon Property Group, Inc.                                                     69,193
     2,733   SLM Corp.                                                                     114,376
     2,061   SouthTrust Corp.                                                               68,343
     1,421   St. Paul Cos., Inc. (The)                                                      56,854
     2,122   State Street Corp.                                                            110,620
     1,726   SunTrust Banks, Inc.                                                          120,319
     2,012   Synovus Financial Corp.                                                        49,193
       725   T. Rowe Price Group, Inc.                                                      39,027
       662   Torchmark Corp.                                                                35,609
    42,500   Travelers Property Casualty Corp., Class A                                    728,875
     6,023   Travelers Property Casualty Corp., Class B                                    104,017
    11,609   U.S. Bancorp                                                                  320,989
     1,109   Union Planters Corp.                                                           33,104
     1,776   UnumProvident Corp.                                                            25,983
    26,994   Wachovia Corp.                                                              1,268,718
     5,384   Washington Mutual, Inc.                                                       229,951
    10,357   Wells Fargo & Co.                                                             586,931
    12,400   Willis Group Holdings Ltd.                                                    461,280
       812   XL Capital Ltd., Class A                                                       61,744
    11,232   Zions Bancorp.                                                                642,470
                                                                                     -------------
                                                                                        27,487,781
                                                                                     -------------

See Notes to Financial Statements

  SHARES                                                                                 VALUE
  ------                                                                                 -----
             HEALTH CARE                                                   17.4%
     9,431   Abbott Laboratories                                                     $     387,614
       927   Aetna, Inc.                                                                    83,170
       772   Allergan, Inc.                                                                 64,972
       647   AmerisourceBergen Corp.                                                        35,378
    35,297   Amgen, Inc.*                                                                2,053,225
       825   Anthem, Inc.*                                                                  74,778
     1,295   Applera Corp. (Applied Biosystems Group)                                       25,615
       355   Bausch & Lomb, Inc.                                                            21,289
     3,633   Baxter International, Inc.                                                    112,223
     1,495   Becton, Dickinson & Co.                                                        72,478
     6,135   Biogen Idec, Inc.*                                                            341,106
     1,569   Biomet, Inc.                                                                   60,187
    41,896   Boston Scientific Corp.*                                                    1,775,552
    11,660   Bristol-Myers Squibb Co.                                                      282,522
       346   C.R. Bard, Inc.                                                                33,783
     2,681   Cardinal Health, Inc.                                                         184,721
     2,700   Caremark Rx, Inc.*                                                             89,775
     1,149   Chiron Corp.*                                                                  50,567
       836   CIGNA Corp.                                                                    49,341
    21,768   Eli Lilly & Co.                                                             1,456,279
       525   Express Scripts, Inc., Class A*                                                39,160
     2,211   Forest Laboratories, Inc.*                                                    158,352
    10,900   Genentech, Inc.*                                                            1,153,438
     1,382   Genzyme Corp.*                                                                 65,009
    23,700   Gilead Sciences, Inc.*                                                      1,321,749
    20,602   Guidant Corp.                                                               1,305,549
     2,935   HCA, Inc.                                                                     119,220
     1,501   Health Management Associates, Inc., Class A                                    34,838
       979   Humana, Inc.*                                                                  18,621
     1,496   IMS Health, Inc.                                                               34,797
    23,253   Johnson & Johnson                                                           1,179,392
     1,509   King Pharmaceuticals, Inc.*                                                    25,412
       495   Manor Care, Inc.                                                               17,469
     1,739   McKesson Corp.                                                                 52,327
     1,705   Medco Health Solutions, Inc.*                                                  57,970
     1,514   MedImmune, Inc.*                                                               34,943
    17,823   Medtronic, Inc.                                                               851,048
    13,408   Merck & Co., Inc.                                                             592,500
       325   Millipore Corp.*                                                               16,699
   182,972   Pfizer, Inc.                                                                6,413,168
       602   Quest Diagnostics, Inc.                                                        49,864
     8,908   Schering-Plough Corp.                                                         144,488
    20,647   St. Jude Medical, Inc.*                                                     1,488,649
    12,729   Stryker Corp.                                                               1,126,898
     2,796   Tenet Healthcare Corp.*                                                        31,203
    14,500   Teva Pharmaceutical Industries Ltd.--ADR                                      919,445
     3,833   UnitedHealth Group, Inc.                                                      246,999
       719   Watson Pharmaceuticals, Inc.*                                                  30,766
       880   Wellpoint Health Networks, Inc.*                                              100,074
    52,045   Wyeth                                                                       1,954,290
     1,508   Zimmer Holdings, Inc.*                                                        111,260
                                                                                     -------------
                                                                                        26,950,172
                                                                                     -------------
             INDUSTRIALS                                                   10.4%
    29,601   3M Co.                                                                      2,423,433
     1,930   Allied Waste Industries, Inc.*                                                 25,688
     1,217   American Power Conversion Corp.                                                28,003
       474   American Standard Cos., Inc.*                                                  53,918
    10,173   Apollo Group, Inc., Class A*                                                  875,997
       637   Avery Dennison Corp.                                                           39,628
     5,145   Boeing Co. (The)                                                              211,305
     2,286   Burlington Northern Santa Fe Corp.                                      $      72,009
     2,103   Caterpillar, Inc.                                                             166,284
     6,068   Cendant Corp.                                                                 147,999
     1,038   Cintas Corp.                                                                   45,143
       514   Cooper Industries Ltd.                                                         29,391
       396   Crane Co.                                                                      13,068
     1,328   CSX Corp.                                                                      40,225
       277   Cummins, Inc.                                                                  16,191
     9,222   Danaher Corp.                                                                 861,058
     1,498   Deere & Co.                                                                   103,826
       724   Delta Air Lines, Inc.                                                           5,734
       255   Deluxe Corp.                                                                   10,226
     1,253   Dover Corp.                                                                    48,579
       902   Eaton Corp.                                                                    50,683
     2,574   Emerson Electric Co.                                                          154,234
       837   Equifax, Inc.                                                                  21,611
     1,793   FedEx Corp.                                                                   134,762
       445   Fluor Corp.                                                                    17,217
     1,217   General Dynamics Corp.                                                        108,715
   117,527   General Electric Co.                                                        3,586,923
       685   Goodrich Corp.                                                                 19,228
     1,099   H&R Block, Inc.                                                                56,082
     5,142   Honeywell International, Inc.                                                 174,057
     1,892   Illinois Tool Works, Inc.                                                     149,903
    11,344   Ingersoll-Rand Co. Ltd.                                                       767,422
       617   ITT Industries, Inc.                                                           47,096
     2,710   Lockheed Martin Corp.                                                         123,684
     2,738   Masco Corp.                                                                    83,317
       650   Monster Worldwide, Inc.*                                                       17,030
       456   Navistar International Corp.*                                                  20,908
     2,405   Norfolk Southern Corp.                                                         53,126
     1,121   Northrop Grumman Corp.                                                        110,329
     1,045   PACCAR, Inc.                                                                   58,771
       729   Pall Corp.                                                                     16,541
       689   Parker-Hannifin Corp.                                                          38,929
     1,362   Pitney Bowes, Inc.                                                             58,035
       555   Power-One, Inc.*                                                                6,138
     1,312   R.R. Donnelley & Sons Co.                                                      39,688
     2,464   Raytheon Co.                                                                   77,222
     1,038   Robert Half International, Inc.*                                               24,518
     1,134   Rockwell Automation, Inc.                                                      39,316
     1,097   Rockwell Collins, Inc.                                                         34,676
       424   Ryder System, Inc.                                                             16,422
     4,827   Southwest Airlines Co.                                                         68,592
       805   Textron, Inc.                                                                  42,786
       390   Thomas & Betts Corp.                                                            8,510
    12,034   Tyco International Ltd.                                                       344,774
     1,500   Union Pacific Corp.                                                            89,730
    25,876   United Parcel Service, Inc.                                                 1,807,179
    26,957   United Technologies Corp.                                                   2,326,388
       510   W.W. Grainger, Inc.                                                            24,480
     3,554   Waste Management, Inc.                                                        107,260
                                                                                     -------------
                                                                                        16,143,987
                                                                                     -------------
             INFORMATION TECHNOLOGY                                        18.9%
    38,000   Accenture Ltd., Class A*                                                      942,400
     5,068   ADC Telecommunications, Inc.*                                                  14,697
     1,443   Adobe Systems, Inc.                                                            56,897
     2,116   Advanced Micro Devices, Inc.*                                                  34,343
    39,409   Agilent Technologies, Inc.*                                                 1,246,507
     2,253   Altera Corp.*                                                                  46,074
     2,239   Analog Devices, Inc.                                                          107,494

See Notes to Financial Statements

  SHARES                                                                                  VALUE
  ------                                                                                  -----
       925   Andrew Corp.*                                                           $      16,188
     2,220   Apple Computer, Inc.*                                                          60,051
    10,165   Applied Materials, Inc.*                                                      217,328
     1,834   Applied Micro Circuits Corp.*                                                  10,546
    34,000   ASML Holding NV--ADR*                                                         623,220
       646   Autodesk, Inc.                                                                 20,427
     3,555   Automatic Data Processing, Inc.                                               149,310
     2,482   Avaya, Inc*                                                                    39,414
     1,420   BMC Software, Inc.*                                                            27,761
     1,826   Broadcom Corp.*                                                                71,524
     2,845   CIENA Corp.*                                                                   14,140
   112,532   Cisco Systems, Inc.*                                                        2,646,752
       999   Citrix Systems, Inc.*                                                          21,598
     3,464   Computer Associates International, Inc.                                        93,043
     1,149   Computer Sciences Corp.*                                                       46,339
     2,355   Compuware Corp.*                                                               17,545
     1,157   Comverse Technology, Inc.*                                                     20,988
       853   Convergys Corp.*                                                               12,966
     8,087   Corning, Inc.*                                                                 90,413
    57,959   Dell, Inc.*                                                                 1,948,581
    24,066   Electronic Arts, Inc.*                                                      1,298,600
     2,902   Electronic Data Systems Corp.                                                  56,154
    14,598   EMC Corp.*                                                                    198,679
     5,381   First Data Corp.                                                              226,863
     1,192   Fiserv, Inc.*                                                                  42,638
     1,963   Gateway, Inc.*                                                                 10,365
    18,448   Hewlett-Packard Co.                                                           421,352
    89,301   Intel Corp.                                                                 2,428,986
    10,253   International Business Machines Corp.                                         941,636
     1,170   Intuit, Inc.*                                                                  52,510
     1,228   Jabil Circuit, Inc.*                                                           36,140
     8,767   JDS Uniphase Corp.*                                                            35,682
     1,170   KLA-Tencor Corp.*                                                              58,910
       755   Lexmark International Group, Inc., Class A*                                    69,460
     1,922   Linear Technology Corp.                                                        71,152
     2,328   LSI Logic Corp.*                                                               21,744
    25,675   Lucent Technologies, Inc.*                                                    105,524
    15,067   Maxim Integrated Products, Inc.                                               709,505
       576   Mercury Interactive Corp.*                                                     25,805
     3,771   Micron Technology, Inc.*                                                       63,013
   159,693   Microsoft Corp.                                                             3,987,533
     1,176   Molex, Inc.                                                                    35,739
    14,136   Motorola, Inc.                                                                248,794
     1,027   National Semiconductor Corp.*                                                  45,630
       633   NCR Corp.*                                                                     27,890
     2,111   Network Appliance, Inc.*                                                       45,281
    24,179   Novell, Inc.*                                                                 275,157
       911   Novellus Systems, Inc.*                                                        28,961
       962   NVIDIA Corp.*                                                                  25,483
   215,655   Oracle Corp.*                                                               2,590,016
     1,778   Parametric Technology Corp.*                                                    8,037
    12,822   Paychex, Inc.                                                                 456,463
     2,230   PeopleSoft, Inc.*                                                              41,233
       746   PerkinElmer, Inc.                                                              15,435
     1,038   PMC-Sierra, Inc.*                                                              17,615
       529   QLogic Corp.*                                                                  17,462
     4,899   QUALCOMM, Inc.                                                                325,392
    12,500   Red Hat, Inc.*                                                                285,750
       859   Sabre Holdings Corp.                                                           21,312
     3,173   Sanmina-SCI Corp.*                                                             34,935
    24,700   SAP AG--ADR                                                                   970,957
       895   Scientific-Atlanta, Inc.                                                       28,944
     2,998   Siebel Systems, Inc.*                                                   $      34,507
     5,140   Solectron Corp.*                                                               28,424
    19,861   Sun Microsystems, Inc.*                                                        82,622
     1,705   SunGard Data Systems, Inc.*                                                    46,717
     1,826   Symantec Corp.*                                                                84,544
     1,439   Symbol Technologies, Inc.                                                      19,858
       467   Tektronix, Inc.                                                                15,276
     2,556   Tellabs, Inc.*                                                                 22,058
     1,160   Teradyne, Inc.*                                                                27,643
    10,458   Texas Instruments, Inc.                                                       305,583
       983   Thermo Electron Corp.*                                                         27,799
     1,998   Unisys Corp.*                                                                  28,531
    40,642   VERITAS Software Corp.*                                                     1,093,676
       720   Waters Corp.*                                                                  29,405
     4,779   Xerox Corp.*                                                                   69,630
     2,075   Xilinx, Inc.*                                                                  78,850
    46,021   Yahoo!, Inc.*                                                               2,236,159
                                                                                     -------------
                                                                                        29,236,565
                                                                                     -------------
             MATERIALS                                                      1.8%
     7,017   Air Products & Chemicals, Inc.                                                351,691
    14,400   Alcan, Inc.                                                                   644,975
     5,293   Alcoa, Inc.                                                                   183,614
       542   Allegheny Technologies, Inc.                                                    6,558
       377   Ball Corp.                                                                     25,553
       610   Bemis Co., Inc.                                                                15,860
       390   Boise Cascade Corp.                                                            13,514
     5,631   Dow Chemical Co. (The)                                                        226,817
     6,008   E.I. Du Pont De Nemours & Co.                                                 253,658
       417   Eastman Chemical Co.                                                           17,798
     1,534   Ecolab, Inc.                                                                   43,765
       736   Engelhard Corp.                                                                21,999
     1,124   Freeport-McMoRan Copper & Gold, Inc., Class B                                  43,937
     1,494   Georgia-Pacific Corp.                                                          50,333
       338   Great Lakes Chemical Corp.                                                      8,061
       640   Hercules, Inc.*                                                                 7,347
       629   International Flavors & Fragrances, Inc.                                       22,330
     2,939   International Paper Co.                                                       124,202
       598   Louisiana-Pacific Corp.                                                        15,428
     1,238   MeadWestvaco Corp.                                                             35,023
     1,548   Monsanto Co.                                                                   56,765
     2,624   Newmont Mining Corp.                                                          122,357
       422   Nucor Corp.                                                                    25,945
       951   Pactiv Corp.*                                                                  21,160
       594   Phelps Dodge Corp.*                                                            48,506
     1,033   PPG Industries, Inc.                                                           60,224
     1,976   Praxair, Inc.                                                                  73,349
     1,384   Rohm & Haas Co.                                                                55,139
       567   Sealed Air Corp.*                                                              28,197
       436   Sigma-Aldrich Corp.                                                            24,128
       361   Temple-Inland, Inc.                                                            22,866
       589   United States Steel Corp.                                                      21,952
       578   Vulcan Materials Co.                                                           27,420
     1,363   Weyerhaeuser Co.                                                               89,277
       574   Worthington Industries, Inc.                                                   11,004
                                                                                     -------------
                                                                                         2,800,752
                                                                                     -------------
             TELECOMMUNICATIONS                                             1.9%
     1,882   Alltel Corp.                                                                   93,893
     4,761   AT&T Corp.                                                                     93,173
    16,486   AT&T Wireless Services, Inc.*                                                 224,374
    11,102   BellSouth Corp.                                                               307,414
       861   CenturyTel, Inc.                                                               23,669

See Notes to Financial Statements

  SHARES                                                                                 VALUE
  ------                                                                                 -----
     1,698   Citizens Communications Co.*                                            $      21,972
     6,625   Nextel Communications, Inc., Class A*                                         163,836
    35,000   Nokia Corp.--ADR                                                              709,800
    10,818   Qwest Communications International, Inc.*                                      46,626
    19,988   SBC Communications, Inc.                                                      490,506
     5,429   Sprint FON Group                                                              100,056
     6,306   Sprint PCS Group*                                                              58,015
    16,701   Verizon Communications, Inc.                                                  610,255
                                                                                     -------------
                                                                                         2,943,589
                                                                                     -------------
             UTILITIES                                                      1.2%
     3,937   AES Corp. (The)*                                                               33,583
       739   Allegheny Energy, Inc.*                                                        10,132
     1,080   Ameren Corp.                                                                   49,777
     2,437   American Electric Power Co., Inc.                                              80,226
     2,557   Calpine Corp.*                                                                 11,941
     1,841   CenterPoint Energy, Inc.                                                       21,043
     1,085   Cinergy Corp.                                                                  44,366
       962   CMS Energy Corp.*                                                               8,610
     1,402   Consolidated Edison, Inc.                                                      61,828
     1,014   Constellation Energy Group, Inc.                                               40,509
     1,959   Dominion Resources, Inc.                                                      125,964
     1,023   DTE Energy Co.                                                                 42,096
     5,538   Duke Energy Corp.                                                             125,159
     2,301   Dynegy, Inc.*                                                                   9,112
     1,975   Edison International                                                           47,973
     3,709   El Paso Corp.                                                                  26,371
     1,422   Entergy Corp.                                                                  84,609
     1,975   Exelon Corp.                                                                  136,018
     1,974   FirstEnergy Corp.                                                              77,144
     1,126   FPL Group, Inc.                                                                75,273
       958   KeySpan Corp.                                                                  36,615
       723   Kinder Morgan, Inc.                                                            45,563
       294   Nicor, Inc.*                                                                   10,358
     1,554   NiSource, Inc.                                                                 33,023
       245   Peoples Energy Corp.                                                           10,939
     2,551   PG&E Corp.*                                                                    73,902
       509   Pinnacle West Capital Corp.                                                    20,029
     1,080   PPL Corp.                                                                      49,248
     1,425   Progress Energy, Inc.                                                          67,089
     1,411   Public Service Enterprise Group, Inc.                                          66,289
     1,393   Sempra Energy                                                                  44,297
     4,363   Southern Co.                                                            $     133,072
     1,153   TECO Energy, Inc.                                                              16,868
     1,950   TXU Corp.                                                                      55,887
     3,158   Williams Cos., Inc. (The)                                                      30,222
     2,362   Xcel Energy, Inc.                                                              42,067
                                                                                     -------------
                                                                                         1,847,202
                                                                                     -------------
Total Common Stocks (Cost $132,464,683)                                              $ 153,635,065
                                                                                     -------------

PRINCIPAL
AMOUNT
------
UNITED STATES GOVERNMENT & AGENCY
 OBLIGATION                                                                 0.0%
$    40,000  U.S. Treasury Bills, 0.89%, 4/22/04**                                   $      39,978
                                                                                     -------------
Total United States Government & Agency Obligation
 (Cost $39,978)                                                                      $      39,978
                                                                                     -------------
REPURCHASE AGREEMENT                                                        0.5%
$   705,669  Bear Stearns & Co., Inc., 1.02%,
               Due 4/1/04, Repurchase price $705,689,
               Collateralized by U.S. Treasury Strips                                $     705,669
                                                                                     -------------
Total Repurchase Agreement (Cost $705,669)                                           $     705,669
                                                                                     -------------
REPURCHASE AGREEMENT HELD AS
 COLLATERAL FOR SECURITIES LENDING                                          2.9%
$ 4,528,508  Bear Stearns & Co., Inc., 1.02%,
               Due 4/1/04, Repurchase price $4,528,636,
               Collateralized by U.S. Treasury Strips                                $   4,528,508
                                                                                     -------------
Total Repurchase Agreement Held as Collateral for
 Securities Lending (Cost $4,528,508)                                                $   4,528,508
                                                                                     -------------
Total Investments (Cost $137,738,838)                                     102.7%     $ 158,909,220
Liabilities in excess of other assets                                      (2.7)%       (4,180,214)
                                                                          -----      -------------
Net Assets                                                                100.0%     $ 154,729,006
                                                                          =====      =============

*    Denotes non-income producing security.
**   Serves as collateral for futures contracts.
ADR--American Depositary Receipt

FUTURE CONTRACTS                               NUMBER OF CONTRACTS                       VALUE
----------------                               -------------------                       -----
S&P500 Index,
  expiring June 18, 2004,
  (notional amount $663,970)                           12                            $     674,940

See Notes to Financial Statements

CORE EQUITY FUND
Statement of Assets and Liabilities                   March 31, 2004 (Unaudited)

ASSETS:
  Investments in securities at value (cost $137,738,838)--Note 2(A)                                      $   158,909,220
  Receivable for investments sold                                                                              1,915,780
  Dividends and interest receivable                                                                              145,887
  Other assets                                                                                                     3,735
                                                                                                         ---------------
                                                                                                             160,974,622
LIABILITIES:
  Payable for investments purchased                                                  $     1,501,239
  Payable upon return of securities on loan--Note 4                                        4,528,508
  Net payable for variation margin on futures contracts                                          720
  Payable to investment managers'                                                             63,347
  Accrued expenses                                                                           151,802           6,245,616
                                                                                     ---------------     ---------------
NET ASSETS at value, applicable to 1,983,925 outstanding units of beneficial
  interest--Note 5                                                                                       $   154,729,006
                                                                                                         ===============
NET ASSET VALUE offering and redemption price per unit ($154,729,006 divided
  by 1,983,925 units)                                                                                    $         77.99
                                                                                                         ===============

Statement of Operations              Six Months Ended March 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
  Investment Income:
    Dividends                                                                        $     1,127,818
    Interest                                                                                  10,173
    Securities lending                                                                        14,266
                                                                                     ---------------
        Total Investment Income                                                                          $     1,152,257
  Expenses:
    Investment managers' fees--Note 3(A)                                                     372,287
    Shareholder servicing fees and expenses--Note 3(B)                                       403,638
    Custodian fees and expenses                                                               29,833
    Legal and Auditing fees                                                                   13,275
    Consultant fees                                                                            5,953
    Trustees' fees and expenses--Note 3(C)                                                    22,880
    Printing and Postage                                                                       8,731
    Insurance                                                                                 13,257
  Other                                                                                       49,678
                                                                                     ---------------
        Total Expenses                                                                                           919,532
                                                                                                         ---------------
NET INVESTMENT INCOME                                                                                            232,725
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Net realized gain on investments                                                         6,797,034
  Net realized gain on futures                                                                96,238
  Net increase in unrealized appreciation on investments                                   9,272,005
  Net increase in unrealized appreciation on futures                                          30,245
                                                                                     ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                               16,195,522
                                                                                                         ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $    16,428,247
                                                                                                         ===============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                       SIX MONTHS
                                                                                     ENDED 3/31/2004       YEAR ENDED
                                                                                       (UNAUDITED)         9/30/2003
                                                                                     ---------------     --------------

OPERATIONS:
  Net investment gain (loss)                                                         $       232,725     $      (83,176)
  Net realized gain                                                                        6,893,272         20,946,366
  Net increase in unrealized appreciation                                                  9,302,250            179,381
                                                                                     ---------------     --------------
  Net increase in net assets resulting from operations                                    16,428,247         21,042,571
                                                                                     ---------------     --------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                                      8,970,844         27,107,621
  Value of units redeemed                                                                (23,731,616)       (23,970,511)
                                                                                     ---------------     --------------
  Net increase (decrease) in net assets resulting from capital transactions              (14,760,772)         3,137,110
                                                                                     ---------------     --------------
  Net increase                                                                             1,667,475         24,179,681
NET ASSETS at beginning of period                                                        153,061,531        128,881,850
                                                                                     ---------------     --------------
NET ASSETS at end of period                                                          $   154,729,006     $  153,061,531
                                                                                     ===============     ==============

See Notes to Financial Statements

VALUE EQUITY FUND
Statement of Investments
MARCH 31, 2004 (unaudited)

  SHARES                                                                                 VALUE
  ------                                                                                 -----
COMMON STOCKS                                                   95.7%
             CONSUMER DISCRETION                                             10.0%
    19,350   Black & Decker Corp. (The)                                               $   1,101,789
    56,000   Foot Locker, Inc.                                                            1,444,800
   120,000   Ford Motor Co.                                                               1,628,400
    12,600   Gannett Co., Inc.                                                            1,110,564
    33,000   Lear Corp.                                                                   2,044,680
    40,000   McDonald's Corp.                                                             1,142,800
    78,000   TJX Cos., Inc. (The)                                                         1,915,680
                                                                                      -------------
                                                                                         10,388,713
                                                                                      -------------
             CONSUMER STAPLES                                                 6.8%
    43,000   Altria Group, Inc.                                                           2,341,350
    45,000   Gillette Co. (The)                                                           1,759,500
    30,500   Kimberly-Clark Corp.                                                         1,924,550
     9,500   Procter & Gamble Co.                                                           996,360
                                                                                      -------------
                                                                                          7,021,760
                                                                                      -------------
             ENERGY                                                          16.3%
    68,400   Apache Corp.                                                                 2,952,828
    37,000   ChevronTexaco Corp.                                                          3,247,860
    39,000   Cooper Cameron Corp.*                                                        1,717,950
    96,028   Exxon Mobil Corp.                                                            3,993,805
    50,000   Halliburton Co.                                                              1,519,500
    40,000   Nabors Industries Ltd.*                                                      1,830,000
    62,500   XTO Energy, Inc.                                                             1,577,500
                                                                                      -------------
                                                                                         16,839,443
                                                                                      -------------
             FINANCIALS                                                      18.8%
    30,000   Allstate Corp. (The)                                                         1,363,800
    20,680   American International Group, Inc.                                           1,475,518
    98,956   Citigroup, Inc.                                                              5,116,024
    30,000   Federated Investors, Inc.                                                      942,900
    40,000   GreenPoint Financial Corp.                                                   1,748,400
    20,600   Lehman Brothers Holdings, Inc.                                               1,707,122
    41,000   Morgan Stanley                                                               2,349,300
    49,000   SouthTrust Corp.                                                             1,624,840
    30,500   Wachovia Corp.                                                               1,433,500
    31,500   Wells Fargo & Co.                                                            1,785,105
                                                                                      -------------
                                                                                         19,546,509
                                                                                      -------------
             HEALTH CARE                                                      8.5%
    20,000   Abbott Laboratories                                                            822,000
    22,000   Forest Laboratories, Inc.*                                                   1,575,640
    38,000   Guidant Corp.                                                                2,408,060
    38,000   HCA, Inc.                                                                    1,543,560
    22,500   Merck & Co., Inc.                                                              994,275
    42,000   Pfizer, Inc.                                                                 1,472,100
                                                                                      -------------
                                                                                          8,815,635
                                                                                      -------------
             INDUSTRIALS                                                      7.9%
    18,500   General Dynamics Corp.                                                       1,652,605
    35,500   Ingersoll-Rand Co. Ltd.                                                      2,401,575
    25,000   ITT Industries, Inc.                                                         1,908,250
    72,000   Waste Management, Inc.                                                       2,172,960
                                                                                      -------------
                                                                                          8,135,390
                                                                                      -------------
             INFORMATION TECHNOLOGY                                           5.4%
    96,000   Hewlett-Packard Co.                                                      $   2,192,640
    37,000   International Business Machines Corp.                                        3,398,080
                                                                                      -------------
                                                                                          5,590,720
                                                                                      -------------
             MATERIALS                                                        9.9%
    45,000   Alcoa, Inc.                                                                  1,561,050
    27,800   Ball Corp.                                                                   1,884,284
    40,800   Cemex SA de CV--Sponsored ADR                                                1,216,656
    33,600   Engelhard Corp.                                                              1,004,304
    30,000   Louisiana-Pacific Corp.                                                        774,000
    54,900   Praxair, Inc.                                                                2,037,888
    27,400   Weyerhaeuser Co.                                                             1,794,700
                                                                                      -------------
                                                                                         10,272,882
                                                                                      -------------
             TELECOMMUNICATIONS                                               7.7%
    50,000   BellSouth Corp.                                                              1,384,500
    90,000   SBC Communications, Inc.                                                     2,208,600
    63,500   Telefonos de Mexico SA de CV--Sponsored ADR                                  2,216,785
    60,000   Verizon Communications, Inc.                                                 2,192,400
                                                                                      -------------
                                                                                          8,002,285
                                                                                      -------------
             UTILITIES                                                        4.4%
    20,000   Exelon Corp.                                                                 1,377,400
    19,500   FirstEnergy Corp.                                                              762,060
    13,800   FPL Group, Inc.                                                                922,530
    32,500   PPL Corp.                                                                    1,482,000
                                                                                      -------------
                                                                                          4,543,990
                                                                                      -------------
Total Common Stocks (Cost $83,027,657)                                                $  99,157,327
                                                                                      -------------

PRINCIPAL
AMOUNT
------
REPURCHASE AGREEMENT                                                          7.3%
$ 7,553,540  Bear Stearns & Co., Inc., 1.02%,
               Due 4/1/04, Repurchase price $7,553,754,
               Collateralized by U.S. Treasury Strips                                 $   7,553,540
                                                                                      -------------
Total Repurchase Agreement (Cost $7,553,540)                                          $   7,553,540
                                                                                      -------------
REPURCHASE AGREEMENT HELD AS
 COLLATERAL FOR SECURITIES LENDING                                            0.5%
$   493,085  Bear Stearns & Co., Inc., 1.02%,
               Due 4/1/04, Repurchase price $493,099,
               Collateralized by U.S. Treasury Strips                                 $     493,085
                                                                                      -------------
Total Repurchase Agreement Held as Collateral for
 Securities Lending (Cost $493,085)                                                   $     493,085
                                                                                      -------------
Total Investments (Cost $91,074,282)                                        103.5%    $ 107,203,952
Liabilities in excess of other assets                                        (3.5)%      (3,601,798)
                                                                            -----     -------------
Net Assets                                                                  100.0%    $ 103,602,154
                                                                            =====     =============

*    Denotes non-income producing security.
ADR--American Depositary Receipt

See Notes to Financial Statements

Statement of Assets and Liabilities                   March 31, 2004 (Unaudited)

ASSETS:
   Investments in securities at value (cost $91,074,282)--Note 2(A)                                                $  107,203,952
   Receivable for investments sold                                                                                      1,458,743
   Dividends and interest receivable                                                                                       93,131
   Other assets                                                                                                             3,622
                                                                                                                   --------------
                                                                                                                      108,759,448
LIABILITIES:
   Payable for investments purchased                                                            $    4,516,605
   Payable upon return of securities on loan--Note 4                                                   493,085
   Payable to investment manager                                                                        48,062
   Accrued expenses                                                                                     99,542          5,157,294
                                                                                                --------------     --------------
NET ASSETS at value, applicable to 1,176,856 outstanding units of beneficial interest--Note 5                      $  103,602,154
                                                                                                                   ==============
NET ASSET VALUE offering and redemption price per unit ($103,602,154 divided by 1,176,856 units)                   $        88.03
                                                                                                                   ==============

Statement of Operations              Six Months Ended March 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
   Investment Income:
       Dividends                                                                                $      877,378
       Interest                                                                                         29,888
       Securities lending                                                                                9,509
                                                                                                --------------
           Total Investment Income                                                                                 $      916,775
   Expenses:
       Investment manager's fees--Note 3(A)                                                            255,537
       Shareholder servicing fees and expenses--Note 3(B)                                              230,537
       Custodian fees and expenses                                                                       8,734
       Legal and Auditing fees                                                                          13,275
       Consultant fees                                                                                   5,953
       Trustees' fees and expenses--Note 3(C)                                                           22,880
       Printing and Postage                                                                              8,731
       Insurance                                                                                         6,932
       Other                                                                                            16,903
                                                                                                --------------
           Total Expenses                                                                                                 569,482
                                                                                                                   --------------
NET INVESTMENT INCOME                                                                                                     347,293
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
   Net realized gain on investments                                                                  2,106,602
   Net realized gain on options written                                                                 45,186
   Net increase in unrealized appreciation on investments                                           10,937,452
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                        13,089,240
                                                                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $   13,436,533
                                                                                                                   ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                     SIX MONTHS
                                                                   ENDED 3/31/2004     YEAR ENDED
                                                                     (UNAUDITED)       9/30/2003
                                                                   ---------------   -------------
OPERATIONS:
   Net investment income                                            $     347,293    $     676,509
   Net realized gain (loss)                                             2,151,788       (1,896,408)
   Net increase in unrealized appreciation                             10,937,452       13,363,041
                                                                    -------------    -------------
   Net increase in net assets resulting from operations                13,436,533       12,143,142
                                                                    -------------    -------------
CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                                 18,124,850       14,577,177
   Value of units redeemed                                             (8,382,678)     (12,022,641)
                                                                    -------------    -------------
   Net increase in net assets resulting from capital transactions       9,742,172        2,554,536
                                                                    -------------    -------------
   Net increase                                                        23,178,705       14,697,678
NET ASSETS at beginning of period                                      80,423,449       65,725,771
                                                                    -------------    -------------
NET ASSETS at end of period                                         $ 103,602,154    $  80,423,449
                                                                    =============    =============

See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Investments
March 31, 2004 (Unaudited)

SHARES                                                                                    VALUE
------                                                                                    -----
COMMON STOCKS                                              97.8%
             CONSUMER DISCRETION                                             25.2%
    16,400   Administaff, Inc.*                                                       $    285,852
    11,200   Aeropostale, Inc.*                                                            406,112
     8,700   American Axle & Manufacturing Holdings, Inc.*                                 320,595
     7,290   AnnTaylor Stores Corp.*                                                       312,012
     4,300   Beazer Homes USA, Inc.                                                        455,413
    16,000   Blyth, Inc.                                                                   522,720
    19,702   Brightpoint, Inc.*                                                            302,426
    14,100   CEC Entertainment, Inc.*                                                      489,270
    10,090   Choice Hotels International, Inc.                                             451,427
    24,600   Claire's Stores, Inc.                                                         512,664
    14,000   Corrections Corp. of America*                                                 498,400
    18,400   CSK Auto Corp.*                                                               333,224
    23,000   Emmis Communications Corp., Class A*                                          547,630
    24,900   ExpressJet Holdings, Inc.*                                                    309,756
     2,440   GameStop Corp.*                                                                43,969
    11,690   Global Imaging Systems, Inc.*                                                 388,342
    10,000   International Speedway Corp., Class A                                         470,000
    11,090   John H. Harland Co.                                                           345,121
    28,700   Journal Communications, Inc.                                                  574,000
    22,600   Journal Register Co.*                                                         472,340
    16,500   Kroll, Inc.*                                                                  443,025
    10,000   Lee Enterprises, Inc.                                                         451,800
     3,900   McClatchy Co. (The), Class A                                                  277,056
    10,000   Meredith Corp.                                                                505,600
    33,000   Mesa Air Group, Inc.*                                                         272,580
    14,000   Modine Manufacturing Co.                                                      364,840
     9,335   Pacific Sunwear of California, Inc.*                                          229,081
     9,000   Pulitzer, Inc.                                                                434,250
    13,900   Rayovac Corp.*                                                                397,540
    10,700   RC2 Corp.*                                                                    294,250
    15,690   Regis Corp.                                                                   697,263
    28,700   Ruby Tuesday, Inc.                                                            922,704
    18,500   Ruddick Corp.                                                                 374,440
     9,390   Ryland Group, Inc. (The)                                                      834,113
    13,100   Scientific Games Corp.*                                                       245,232
    43,600   Service Corp. International*                                                  325,692
    14,500   Snap-on, Inc.                                                                 468,930
     8,900   Standard Pacific Corp.                                                        534,000
    29,700   Steak n Shake Co. (The)*                                                      571,725
     5,490   Toro Co.                                                                      340,380
     9,500   United Stationers, Inc.*                                                      399,950
     2,890   University of Phoenix Online*                                                 251,488
     7,700   Watsco, Inc.                                                                  223,300
    12,900   WCI Communities, Inc.*                                                        322,887
                                                                                      ------------
                                                                                        18,223,399
                                                                                      ------------
             CONSUMER STAPLES                                                 1.7%
     3,850   J & J Snack Foods Corp.*                                                      173,943
     8,600   Kellwood Co.                                                                  337,550
     8,400   Sanderson Farms, Inc.                                                         308,532
    10,815   Tootsie Roll Industries, Inc.                                                 395,396
                                                                                      ------------
                                                                                         1,215,421
                                                                                      ------------
             ENERGY                                                           4.7%
     6,300   CARBO Ceramics, Inc.                                                          396,585
    10,300   Cimarex Energy Co.*                                                           297,670
     8,600   FMC Technologies, Inc.*                                                       232,458
     4,090   Houston Exploration Co. (The)*                                                182,946
    17,000   Magnum Hunter Resources, Inc.*                                                172,380
    15,800   Nuevo Energy Co.*                                                             514,447
    12,500   Offshore Logistics, Inc.*                                                     288,125
     7,490   Oil States International, Inc.*                                          $    100,666
     6,500   Plains Exploration & Production Co.*                                          121,160
     9,690   Southwestern Energy Co.*                                                      233,723
     7,700   Stone Energy Corp.*                                                           380,842
    28,000   Superior Energy Services, Inc.*                                               282,240
     4,900   Universal Compression Holdings, Inc.*                                         161,210
                                                                                      ------------
                                                                                         3,364,452
                                                                                      ------------
             FINANCIALS                                                      17.6%
    13,000   Arch Capital Group Ltd.*                                                      546,390
    16,000   Boston Private Financial Holdings, Inc.                                       448,000
     3,800   Brandywine Realty Trust                                                       116,090
    11,390   Capital Automotive REIT                                                       402,181
    22,900   Cash America International, Inc.                                              527,845
     2,290   Chelsea Property Group, Inc.                                                  144,133
     6,800   City Holding Co.                                                              233,240
     4,700   Clark, Inc.*                                                                   79,900
    24,800   CompuCredit Corp.*                                                            524,272
     1,850   Dime Community Bancshares                                                      37,648
    11,400   Direct General Corp.                                                          412,680
    20,600   eFunds Corp.*                                                                 337,840
     7,900   Financial Federal Corp.*                                                      264,097
     8,790   First BanCorp.                                                                365,664
    22,500   Flagstar Bancorp, Inc.                                                        577,125
    20,600   Fremont General Corp.                                                         630,360
     6,810   Glacier Bancorp, Inc.                                                         219,623
     6,300   Greater Bay Bancorp                                                           184,275
    15,300   HCC Insurance Holdings, Inc.                                                  494,649
     5,700   Hilb, Rogal & Hamilton Co.                                                    217,170
       900   IBERIABANK Corp.                                                               52,965
     8,890   IPC Holdings Ltd.                                                             350,177
    14,700   Irwin Financial Corp.                                                         396,606
     9,100   ITLA Capital Corp.*                                                           450,086
     9,300   MB Financial, Inc.                                                            362,607
    11,085   New Century Financial Corp.                                                   538,288
     6,690   Pacific Capital Bancorp                                                       265,392
    25,185   R&G Finanical Corp., Class B                                                  869,889
     6,700   RLI Corp.                                                                     258,620
     5,500   Selective Insurance Group, Inc.                                               192,885
     9,890   Thornburg Mortgage, Inc.                                                      307,579
    21,400   U.S. Restaurant Properties, Inc.                                              401,036
    15,000   Ventas, Inc.                                                                  412,200
    34,067   W Holding Co., Inc.                                                           636,712
    10,800   W.P. Stewart & Co., Ltd.                                                      215,352
     5,100   Wintrust Financial Corp.                                                      248,013
                                                                                      ------------
                                                                                        12,721,589
                                                                                      ------------
             HEALTH CARE                                                     12.9%
    21,500   Alaris Medical, Inc.*                                                         400,975
     7,990   American Medical Security Group, Inc.*                                        213,413
    10,500   Apria Healthcare Group, Inc.*                                                 314,370
     7,200   Charles River Laboratories International, Inc.*                               308,520
    13,890   CONMED Corp.*                                                                 410,311
    20,600   D&K Healthcare Resources, Inc.                                                211,150
     9,700   Dade Behring Holdings, Inc.*                                                  431,456
    14,800   DJ Orthopedics, Inc.*                                                         382,580
    26,800   First Horizon Pharmaceutical Corp.*                                           422,368
    39,600   Hooper Holmes, Inc.                                                           247,104
     4,500   ICU Medical, Inc.*                                                            136,665
     7,090   IDEXX Laboratories, Inc.*                                                     403,208
    27,550   K-V Pharmaceutical Co., Class A*                                              676,628
     8,700   Kos Pharmaceuticals, Inc.*                                                    354,438
     8,360   Merit Medical Systems, Inc.*                                                  180,910

See Notes to Financial Statements

SHARES                                                                                    VALUE
------                                                                                    -----
     7,890   Pediatrix Medical Group, Inc.*                                           $    497,070
    16,600   Priority Healthcare Corp., Class B*                                           353,414
    14,500   QLT, Inc.*                                                                    370,330
     7,500   Respironics, Inc.*                                                            405,150
    19,300   STERIS Corp.*                                                                 497,940
    14,900   Sybron Dental Specialties, Inc.*                                              406,025
    16,690   Techne Corp.*                                                                 681,119
    24,600   US Oncology, Inc.*                                                            363,588
    19,500   Young Innovations, Inc.                                                       684,255
                                                                                      ------------
                                                                                         9,352,987
                                                                                      ------------
             INDUSTRIALS                                                     14.0%
    19,390   Acuity Brands, Inc.                                                           463,033
     2,400   Briggs & Stratton Corp.                                                       161,928
    19,700   Central Parking Corp.                                                         395,576
     8,700   Chicago Bridge & Iron Co. NV                                                  242,121
     5,000   CLARCOR, Inc.                                                                 220,750
     4,800   Cuno, Inc.*                                                                   215,424
    12,300   G&K Services, Inc., Class A                                                   457,806
     3,990   Genlyte Group, Inc.*                                                          223,600
     4,900   Harsco Corp.                                                                  222,950
    12,300   Heartland Express, Inc.                                                       280,194
    12,400   IDEX Corp.                                                                    539,152
    35,300   Jacuzzi Brands, Inc.*                                                         331,114
    10,000   Landauer, Inc.                                                                420,000
    20,800   Landstar System, Inc.*                                                        851,552
    10,400   Lindsay Manufacturing Co.                                                     250,432
    12,285   Moog, Inc., Class A*                                                          419,164
    19,700   MSC Industrial Direct Co., Inc., Class A                                      590,015
     8,930   Oshkosh Truck Corp.                                                           497,401
    12,400   Regal-Beloit Corp.                                                            247,752
    17,500   Robbins & Myers, Inc.                                                         377,125
     7,600   Rollins, Inc.                                                                 195,852
    10,600   Stericycle, Inc.*                                                             507,316
     8,690   Teledyne Technologies, Inc.*                                                  162,503
     9,900   Terex Corp.*                                                                  366,003
     6,200   Washington Group International, Inc.*                                         226,982
    10,400   Waste Connections, Inc.*                                                      413,920
    11,300   Watson Wyatt & Co. Holdings*                                                  285,212
    14,600   York International Corp.                                                      573,926
                                                                                      ------------
                                                                                        10,138,803
                                                                                      ------------
             INFORMATION TECHNOLOGY                                          12.5%
    14,400   Advanced Energy Industries, Inc.*                                             293,616
    11,300   Applied Films Corp.*                                                          315,270
    32,700   Arris Group, Inc.*                                                            300,840
    25,500   Aspect Communications Corp.*                                                  399,585
    36,800   Aspen Technology, Inc.*                                                       300,656
    10,535   Benchmark Electronics, Inc.*                                                  331,642
    13,300   Brooks Automation, Inc.*                                                      279,034
     7,900   California Micro Devices Corp.*                                               105,070
    15,600   Computer Network Technology Corp.*                                            124,800
    49,400   Conexant Systems, Inc.*                                                       304,304
     7,790   Digital River, Inc.*                                                          182,364
    13,700   Diodes, Inc.*                                                                 298,797
    32,900   EarthLink, Inc.*                                                              291,494
    13,900   Electronics for Imaging, Inc.*                                                341,523
     3,300   FactSet Research Systems, Inc.                                                140,448
    27,400   Intervoice, Inc.*                                                             462,238
     4,900   j2 Global Communications, Inc.*                                               110,544
    13,100   Keane, Inc.*                                                                  206,194
    19,800   Komag, Inc.*                                                                  364,320
    20,600   Methode Electronics, Inc., Class A                                            265,740
     3,990   MICROS Systems, Inc.*                                                    $    180,149
    14,400   MTS Systems Corp.                                                             398,448
    10,700   National Processing, Inc.*                                                    203,300
    16,600   Plantronics, Inc.*                                                            607,726
    12,190   Progress Software Corp.*                                                      292,438
    13,100   ScanSource, Inc.*                                                             628,014
     8,000   Standard Microsystems Corp.*                                                  213,120
    20,790   Sybase, Inc.*                                                                 436,382
    21,385   United Online, Inc.*                                                          356,274
    42,200   Westell Technologies, Inc.*                                                   308,060
                                                                                      ------------
                                                                                         9,042,390
                                                                                      ------------
             MATERIALS                                                        6.0%
    25,300   Agrium, Inc.                                                                  371,910
     8,690   Albany International Corp., Class A                                           233,674
     6,500   AptarGroup, Inc.                                                              249,600
     2,700   Cabot Microelectronics Corp.*                                                 114,048
    10,300   Corn Products International, Inc.                                             412,000
    20,800   Duratek, Inc.*                                                                330,928
     9,300   Metal Management, Inc.*                                                       341,124
    30,000   OM Group, Inc.*                                                               912,000
    10,950   Schnitzer Steel Industries, Inc.                                              351,057
     7,390   Silgan Holdings, Inc.*                                                        337,945
    22,300   Spartech Corp.                                                                555,270
     4,900   Universal Forest Products, Inc.                                               151,214
                                                                                      ------------
                                                                                         4,360,770
                                                                                      ------------
             TELECOMMUNICATIONS                                               1.2%
    40,200   Primus Telecommunications Group, Inc.*                                        338,082
    32,000   Ptek Holdings*                                                                294,080
     8,500   West Corp.*                                                                   211,650
                                                                                      ------------
                                                                                           843,812
                                                                                      ------------
             UTILITIES                                                        2.0%
    17,100   Avista Corp.                                                                  323,532
     9,200   Energen Corp.                                                                 379,500
    11,200   PNM Resources, Inc.                                                           336,560
    12,790   UGI Corp.                                                                     421,047
                                                                                      ------------
                                                                                         1,460,639
                                                                                      ------------
Total Common Stocks (Cost $54,414,370)                                                $ 70,724,262
                                                                                      ------------

PRINCIPAL
AMOUNT
------
REPURCHASE AGREEMENT                                                          2.0%
$ 1,427,840  Bear Stearns & Co., Inc., 1.02%,
               Due 4/1/04, Repurchase price $  1,427,880,
               Collateralized by U.S. Treasury Strips                                 $  1,427,840
                                                                                      ------------
Total Repurchase Agreement (Cost $1,427,840)                                          $  1,427,840
                                                                                      ------------
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING                9.1%
$ 6,549,875  Bear Stearns & Co., Inc., 1.02%,
               Due 4/1/04, Repurchase price $6,550,061,
               Collateralized by U.S. Treasury Strips                                 $  6,549,875
                                                                                      ------------
Total Repurchase Agreement Held as Collateral for Securities
 Lending (Cost $6,549,875)                                                            $  6,549,875
                                                                                      ------------
Total Investments (Cost $62,392,085)                                        108.9%    $ 78,701,977
Liabilities in excess of other assets                                        (8.9)%     (6,425,478)
                                                                            -----     ------------
Net Assets                                                                  100.0%    $ 72,276,499
                                                                            =====     ============

* Denotes non-income producing security.

See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Assets and Liabilities                   March 31, 2004 (Unaudited)

ASSETS:
   Investments in securities at value (cost $54,414,370)--Note 2(A)                                                $   70,724,262
   Repurchase agreements at cost                                                                                        7,977,715
                                                                                                                   --------------
       Total Investments                                                                                               78,701,977
   Receivable for investments sold                                                                                      1,822,600
   Dividends and interest receivable                                                                                       31,674
   Other assets                                                                                                             3,596
                                                                                                                   --------------
                                                                                                                       80,559,847
LIABILITIES:
   Payable for investments purchased                                                            $    1,581,541
   Payable upon return of securities on loan--Note 4                                                 6,549,875
   Payable to investment managers'                                                                      59,827
   Accrued expenses                                                                                     92,105          8,283,348
                                                                                                --------------     --------------
NET ASSETS at value, applicable to 961,059 outstanding units of beneficial interest--Note 5                        $   72,276,499
                                                                                                                   ==============
NET ASSET VALUE offering and redemption price per unit ($72,276,499 divided by 961,059 units)                      $        75.21
                                                                                                                   ==============

Statement of Operations              Six Months Ended March 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
   Investment Income:
       Dividends                                                                                $      279,216
       Interest                                                                                          7,991
       Securities lending                                                                               21,269
                                                                                                --------------
           Total Investment Income                                                                                 $      308,476
   Expenses:
       Investment managers' fees--Note 3(A)                                                            368,696
       Shareholder servicing fees and expenses--Note 3(B)                                              186,411
       Custodian fees and expenses                                                                      12,402
       Legal and Auditing fees                                                                          13,275
       Consultant fees                                                                                   5,953
       Trustees' fees and expenses--Note 3(C)                                                           33,849
       Printing and Postage                                                                              8,731
       Insurance                                                                                         5,869
       Other                                                                                            19,688
                                                                                                --------------
           Total Expenses                                                                                                 654,874
                                                                                                                   --------------
NET INVESTMENT LOSS                                                                                                      (346,398)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
   Net realized gain on investments                                                                  8,342,816
   Net increase in unrealized appreciation on investments                                            5,375,437
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                                        13,718,253
                                                                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $   13,371,855
                                                                                                                   ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                      SIX MONTHS
                                                                                    ENDED 3/31/2004     YEAR ENDED
                                                                                      (UNAUDITED)       9/30/2003
                                                                                    ---------------    -------------
OPERATIONS:
   Net investment loss                                                               $    (346,398)   $    (570,329)
   Net realized gain (loss)                                                              8,342,816       (9,515,456)
   Net increase in unrealized appreciation                                               5,375,437       22,906,767
                                                                                     -------------    -------------
   Net increase in net assets resulting from operations                                 13,371,855       12,820,982
                                                                                     -------------    -------------
CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                                                   4,851,999       15,080,975
   Value of units redeemed                                                             (14,184,043)     (12,532,224)
                                                                                     -------------    -------------
   Net increase (decrease) in net assets resulting from capital transactions            (9,332,044)       2,548,751
                                                                                     -------------    -------------
   Net increase                                                                          4,039,811       15,369,733
NET ASSETS at beginning of period                                                       68,236,688       52,866,955
                                                                                     -------------    -------------
NET ASSETS at end of period                                                          $  72,276,499    $  68,236,688
                                                                                     =============    =============

See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
Statement of Investments
March 31, 2004 (Unaudited)

SHARES                                                                                    VALUE
------                                                                                    -----
COMMON STOCKS                                              99.3%
             CONSUMER DISCRETION                                             10.8%
    24,835   Bayerische Motoren Werke AG                                              $  1,016,307
    85,985   Compass Group Plc                                                             566,528
    26,000   Honda Motor Co. Ltd.                                                        1,199,596
     4,270   Hyundai Motor Co. Ltd.                                                        195,166
    84,394   Kingfisher Plc                                                                447,474
    37,828   Koninklijke Philips Electronics NV                                          1,093,835
    36,504   Marks & Spencer Group Plc                                                     186,843
    52,664   News Corp. Ltd. (The)                                                         473,631
    43,490   Reed Elsevier NV                                                              573,998
    32,310   Reed Elsevier Plc                                                             285,919
     6,163   Travis Perkins Plc                                                            157,441
     8,976   VNU NV                                                                        257,013
    37,180   WPP Group Plc                                                                 376,164
                                                                                      ------------
                                                                                         6,829,915
                                                                                      ------------
             CONSUMER STAPLES                                                10.7%
    42,185   British American Tobacco Plc                                                  634,581
    67,178   Cadbury Schweppes Plc                                                         529,657
    57,546   Diageo Plc                                                                    749,845
     7,174   Heineken NV                                                                   287,405
    23,102   Koninklijke Ahold NV*                                                         189,078
     8,905   Nestle SA                                                                   2,270,446
   226,128   Tesco Plc                                                                   1,021,310
   112,258   Unilever Plc                                                                1,110,997
                                                                                      ------------
                                                                                         6,793,319
                                                                                      ------------
             ENERGY                                                           5.6%
    68,800   ENI SpA                                                                     1,383,211
    11,609   Total Fina SA, Class B                                                      2,131,385
                                                                                      ------------
                                                                                         3,514,596
                                                                                      ------------
             FINANCIALS                                                      29.1%
    58,286   ABN Amro Holding NV                                                         1,300,042
     5,250   Acom Co. Ltd.                                                                 383,525
    34,568   AXA SA                                                                        721,321
   100,179   Banco Santander Central Hispano SA                                          1,089,523
   152,151   Barclays Plc                                                                1,340,130
    10,932   BNP Paribas SA                                                                668,089
    73,000   Cheung Kong Holdings Ltd.                                                     613,713
     8,853   Deutsche Bank AG                                                              734,907
    33,800   Hang Seng Bank Ltd.                                                           431,659
    98,350   HSBC Holdings Plc                                                           1,462,289
    68,221   ING Groep NV                                                                1,499,002
    78,825   Lloyds TSB Group Plc                                                          599,031
        15   Millea Holdings, Inc.                                                         233,575
        58   Mitsubishi Tokyo Financial Group, Inc.                                        574,229
    14,000   Mitsui Sumitomo Insurance Co. Ltd.                                            149,104
    20,161   National Australia Bank Ltd.                                                  477,150
    57,621   Prudential Corp. Plc                                                          473,897
     6,403   Royal Bank of Canada                                                          304,742
        55   Sumitomo Mitsui Financial Group, Inc.                                         407,075
    61,000   Sun Hung Kai Properties Ltd.                                                  557,848
    58,500   Swire Pacific Ltd., Class A                                                   396,077
    15,689   Swiss Reinsurance Co.                                                       1,081,146
    26,799   UBS AG                                                                      1,990,596
    52,000   United Overseas Bank Ltd.                                                     415,690
    36,896   Westpac Banking Corp.                                                         494,352
                                                                                      ------------
                                                                                        18,398,712
                                                                                      ------------
             HEALTH CARE                                                     10.2%
    21,302   Aventis SA                                                               $  1,637,435
    50,041   GlaxoSmithKline Plc                                                           982,217
    28,895   Novartis AG                                                                 1,227,100
    12,371   Roche Holding AG                                                            1,208,439
    16,000   Shionogi & Co. Ltd.                                                           282,674
    61,859   Smith & Nephew Plc                                                            608,797
    11,300   Takeda Chemical Industries Ltd.                                               503,984
                                                                                      ------------
                                                                                         6,450,646
                                                                                      ------------
             INDUSTRIALS                                                      2.9%
     7,600   FANUC Ltd.                                                                    477,032
    18,583   Smiths Group Plc                                                              218,919
    10,840   Tomkins Plc                                                                    52,396
    15,979   TPG NV                                                                        336,178
    47,010   Wolseley Plc                                                                  729,625
                                                                                      ------------
                                                                                         1,814,150
                                                                                      ------------
             INFORMATION TECHNOLOGY                                          10.9%
    44,000   Canon, Inc.                                                                 2,279,616
     8,900   Hoya Corp.                                                                    868,314
    46,091   Nokia Oyj, Class A                                                            944,776
    18,000   Ricoh Co. Ltd.                                                                370,260
     3,700   Rohm Co. Ltd.                                                                 479,060
     3,930   Samsung Electronics Co. Ltd.                                                1,960,801
                                                                                      ------------
                                                                                         6,902,827
                                                                                      ------------
             MATERIALS                                                        4.7%
    18,068   Bayer AG                                                                      442,965
    24,866   CRH Plc                                                                       505,732
    32,565   James Hardie Industries NV                                                    161,601
     7,149   LaFarge SA                                                                    578,519
     3,815   POSCO                                                                         539,082
    17,200   Shin-Etsu Chemical Co. Ltd.                                                   724,141
                                                                                      ------------
                                                                                         2,952,040
                                                                                      ------------
             TELECOMMUNICATIONS                                              10.7%
    91,342   BT Group Plc                                                                  297,135
    20,906   France Telecom SA*                                                            534,895
     8,290   KT Corp.                                                                      305,510
       272   Nippon Telegraph & Telephone Corp.                                          1,542,558
       232   NTT DoCoMo, Inc.                                                              512,904
   319,141   Telecom Italia SpA*                                                         1,000,090
    62,897   Telefonica SA                                                                 951,491
   697,315   Vodafone Group Plc                                                          1,650,009
                                                                                      ------------
                                                                                         6,794,592
                                                                                      ------------
             UTILITIES                                                        3.7%
   108,521   Centrica Plc                                                                  455,234
    23,901   E.On AG                                                                     1,577,273
    17,620   Korea Electric Power Corp.                                                    309,689
                                                                                      ------------
                                                                                         2,342,196
                                                                                      ------------
Total Common Stocks (Cost $53,786,318)                                                $ 62,792,993
                                                                                      ------------

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                   VALUE
------                                                                                   -----
REPURCHASE AGREEMENT                                                          0.6%
$   384,751  Bear Stearns & Co., Inc., 1.02%, Due 4/1/04, Repurchase
               price $384,762, Collateralized by U.S. Treasury Strips                 $    384,751
                                                                                      ------------
Total Repurchase Agreement (Cost $384,751)                                            $    384,751
                                                                                      ------------
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING                6.8%
$ 4,298,363  Bear Stearns & Co., Inc., 1.02%, Due 4/1/04, Repurchase
               price $4,298,485, Collateralized by U.S. Treasury Strips               $  4,298,363
                                                                                      ------------
Total Repurchase Agreement Held as Collateral for Securities
  Lending (Cost $4,298,363)                                                           $  4,298,363
                                                                                      ------------
Total Investments (Cost $58,469,432)                                        106.7%    $ 67,476,107
Liabilities in excess of other assets                                        (6.7)%     (4,211,616)
                                                                            -----     ------------
Net Assets                                                                  100.0%    $ 63,264,491
                                                                            =====     ============

* Denotes non-income producing security.

Geographical Diversification                                      March 31, 2004

                                                                         PERCENT OF
COUNTRY                                                                  NET ASSETS
-------                                                                  ----------
United Kingdom                                                              23.5%
Japan                                                                       17.4
Switzerland                                                                 12.3
France                                                                       9.9
Netherlands                                                                  9.0
United States                                                                7.4
Germany                                                                      6.0
South Korea                                                                  5.2
Italy                                                                        3.8
Spain                                                                        3.2
Hong Kong                                                                    3.2
Australia                                                                    2.3
Finland                                                                      1.5
Ireland                                                                      0.8
Singapore                                                                    0.7
Canada                                                                       0.5
                                                                           -----
Total Investments                                                          106.7%
Liabilities in excess of other assets                                       (6.7)%
                                                                           -----
Total                                                                      100.0%
                                                                           =====

See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities                   March 31, 2004 (Unaudited)

ASSETS:
   Investments in securities at value (cost $58,469,432)--Note 2(A)                                                $   67,476,107
   Receivable for investments sold                                                                                        814,633
   Dividends and interest receivable                                                                                      280,439
   Unrealized appreciation on forward currency contracts--Note 6                                                            1,551
   Reclaims receivable                                                                                                    202,148
   Other assets                                                                                                             3,622
                                                                                                                   --------------
                                                                                                                       68,778,500
LIABILITIES:
   Payable for investments purchased                                                            $    1,085,260
   Payable upon return of securities on loan--Note 4                                                 4,298,363
   Payable to investment managers'                                                                      39,993
   Accrued expenses and other payables                                                                  90,393          5,514,009
                                                                                                --------------     --------------
NET ASSETS at value, applicable to 1,221,284 outstanding units of beneficial interest--Note 5                      $   63,264,491
                                                                                                                   ==============
NET ASSET VALUE offering and redemption price per unit ($63,264,491 divided by 1,221,284 units)                    $        51.80
                                                                                                                   ==============

Statement of Operations              Six Months Ended March 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
   Investment Income:
       Dividends (net of foreign withholding tax of $47,063)                                    $      482,733
       Interest                                                                                          4,965
       Securities lending                                                                               11,458
                                                                                                --------------
           Total Investment Income                                                                                 $      499,156
   Expenses:
       Investment managers' fees--Note 3(A)                                                            237,741
       Shareholder servicing fees and expenses--Note 3(B)                                              159,309
       Custodian fees and expenses                                                                      26,298
       Legal and Auditing fees                                                                          13,275
       Consultant fees                                                                                   5,953
       Trustees' fees and expenses--Note 3(C)                                                           22,880
       Printing and Postage                                                                              8,731
       Insurance                                                                                         4,901
       Other                                                                                            20,446
                                                                                                --------------
           Total Expenses                                                                                                 499,534
                                                                                                                   --------------
NET INVESTMENT LOSS                                                                                                          (378)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES--Note 4:
   Net realized loss on investments                                                                   (269,532)
   Net realized gain on foreign currency transactions                                                    3,991
   Net increase in unrealized appreciation on investments                                           11,102,870
   Net decrease in unrealized depreciation on foreign currency transactions                             (9,608)
                                                                                                --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                                                 10,827,721
                                                                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $   10,827,343
                                                                                                                   ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                                                SIX MONTHS
                                                                                              ENDED 3/31/2004      YEAR ENDED
                                                                                                (UNAUDITED)        9/30/2003
                                                                                              ---------------    -------------
OPERATIONS:
   Net investment gain (loss)                                                                  $        (378)    $     582,016
   Net realized loss                                                                                (265,541)       (4,402,639)
   Net increase in unrealized appreciation                                                        11,093,262        11,781,435
                                                                                               -------------     -------------
   Net increase in net assets resulting from operations                                           10,827,343         7,960,812
                                                                                               -------------     -------------
CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                                                             3,420,645        12,883,690
   Value of units redeemed                                                                        (8,025,486)       (8,498,226)
                                                                                               -------------     -------------
   Net increase (decrease) in net assets resulting from capital transactions                      (4,604,841)        4,385,464
                                                                                               -------------     -------------
   Net increase                                                                                    6,222,502        12,346,276
NET ASSETS at beginning of period                                                                 57,041,989        44,695,713
                                                                                               -------------     -------------
NET ASSETS at end of period                                                                    $  63,264,491     $  57,041,989
                                                                                               =============     =============

See Notes to Financial Statements

ACTIVELY MANAGED BOND FUND
Statement of Investments
March 31, 2004 (Unaudited)

PRINCIPAL
AMOUNT                                                                                       VALUE
------                                                                                     ---------
COMMERCIAL PAPER                                                   4.1%
$     5,500,000   General Electric Capital Corp.,
                    1.03%, 4/7/04                                                       $     5,498,898
                                                                                        ---------------
Total Commercial Paper (Cost $5,499,056)                                                $     5,498,898
                                                                                        ---------------
CORPORATE BONDS                                                   10.4%
$       600,000   ChevronTexaco Corp.,
                    7.09%, 2/1/07                                                       $       684,277
        500,000   Citigroup, Inc.,
                    6.50%, 1/18/11                                                              576,998
        100,000   Financing Corp.,
                    9.40%, 2/8/18                                                               148,025
      1,700,000   J.C. Penney Co., Inc.,
                    8.25%, 8/15/22                                                            1,759,499
      2,201,000   JP Morgan & Co., Inc., Medium Term Note,
                    0.00%, 4/24/27                                                              433,185
      4,300,000   Merrill Lynch & Co., Inc., Medium Term Note,
                    0.00%, 2/25/27                                                              772,048
      1,000,000   Morgan Stanley Dean Witter,
                    5.30%, 3/1/13                                                             1,049,635
      1,000,000   Pitney Bowes, Inc.,
                    4.75%, 5/15/18                                                              999,952
      1,000,000   PMI Group, Inc.,
                    6.75%, 11/15/06                                                           1,106,151
      1,000,000   Public Service Electric & Gas,
                    9.13%, 7/1/05                                                             1,089,725
        525,000   Public Service Electric & Gas,
                    6.38%, 5/1/08                                                               586,432
      3,000,000   Transamerica Financial Corp.,
                    0.00%, 9/1/12                                                             1,935,551
      1,000,000   US Bank N.A.,
                    6.38%, 8/1/11                                                             1,147,972
      1,500,000   US Bank N.A.,
                    6.30%, 2/4/14                                                             1,710,893
                                                                                        ---------------
Total Corporate Bonds (Cost $12,928,282)                                                $    14,000,343
                                                                                        ---------------
MORTGAGE-BACKED SECURITIES                                        10.0%
$     1,746,392   ABN AMRO Mortgage Corp.,
                    Remic 03-7 A2,
                    5.00%, 7/25/18                                                      $     1,827,003
         25,468   ABN AMRO Mortgage Corp.,
                    Remic 98-5 A11,
                    15.31%*, 1/25/29                                                             25,445
      1,679,751   Countrywide Home Loans, Inc.,
                    Remic 01-J1 1A3,
                    6.75%, 12/25/30                                                           1,677,809
      1,846,108   Countrywide Home Loans, Inc.,
                    Remic 01-24 1A3,
                    8.50%, 1/25/32                                                            1,928,601
      1,000,000   First Nationwide Trust,
                    Remic 99-3 2PA3,
                    6.50%, 5/19/29                                                            1,065,676
      1,539,120   Residential Accredit Loans, Inc.,
                    Remic 00-QS10 M2,
                    8.00%, 9/25/30                                                            1,536,816
      1,415,579   Residential Asset Securitization Trust,
                    Remic 00-A7 A3,
                    8.00%, 11/25/30                                                           1,420,898
      2,502,107   Residential Asset Securitization Trust,
                    Remic 00-A7 B1,
                    8.00%, 11/25/30                                                           2,498,448
$       435,340   Saxon Asset Securities Trust,
                    Remic 98-4 AF5,
                    6.93%, 1/25/30                                                      $       438,927
      1,000,000   Washington Mutual MSC Mortgage
                    Pass-Through Certificates,
                    Remic 03-MS2 4A6,
                    5.75%, 2/25/33                                                            1,040,971
                                                                                        ---------------
Total Mortgage-Backed Securities (Cost $13,638,288)                                     $    13,460,594
                                                                                        ---------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS                     68.2%
$       250,000   Federal Home Loan Bank,
                    6.96%, 6/2/14                                                       $       252,366
        630,000   Federal Home Loan Bank,
                    6.57%, 6/4/14                                                               635,713
        500,000   Federal Home Loan Bank,
                    Series XX15,
                    8.00%, 3/10/15                                                              531,520
      1,000,000   Federal Home Loan Bank,
                    6.26%, 9/27/16                                                            1,023,314
        250,000   Federal Home Loan Bank,
                    6.35%, 10/4/16                                                              256,200
      1,750,000   Federal Home Loan Bank,
                    6.03%, 11/9/16                                                            1,797,647
        400,000   Federal Home Loan Bank,
                    Series CQ17,
                    6.70%, 4/4/17                                                               420,829
        670,000   Federal Home Loan Bank,
                    5.79%, 10/3/17                                                              670,076
      1,000,000   Federal Home Loan Bank,
                    3.00%, 5/7/18                                                             1,001,246
      1,000,000   Federal Home Loan Bank,
                    6.00%, 8/13/18                                                            1,014,350
      1,000,000   Federal Home Loan Bank,
                    6.10%, 8/13/18                                                            1,014,782
      1,000,000   Federal Home Loan Bank,
                    6.23%, 9/10/18                                                            1,018,445
      1,000,000   Federal Home Loan Bank,
                    6.25%, 9/24/18                                                            1,020,109
      1,000,000   Federal Home Loan Bank,
                    4.25%, 10/30/18                                                           1,001,888
        106,786   Federal Home Loan Mortgage Corp.,
                    Pool #730299,
                    9.00%, 8/1/06                                                               112,120
        533,386   Federal Home Loan Mortgage Corp.,
                    Remic 1515S,
                    17.35%*, 5/15/08                                                            703,228
      1,090,342   Federal Home Loan Mortgage Corp.,
                    Remic 2052PL,
                    6.00%, 4/15/13                                                            1,147,446
      1,000,000   Federal Home Loan Mortgage Corp.,
                    Medium Term Note,
                    6.00%, 9/9/13                                                             1,019,195
      1,125,000   Federal Home Loan Mortgage Corp.,
                    Medium Term Note,
                    5.25%, 3/18/15                                                            1,125,117
        300,000   Federal Home Loan Mortgage Corp.,
                    Medium Term Note,
                    6.25%, 8/15/16                                                              305,195

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                       VALUE
------                                                                                     ---------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
$     1,000,000   Federal Home Loan Mortgage Corp.,
                    Medium Term Note,
                    6.11%, 10/12/16                                                     $     1,023,705
      1,160,000   Federal Home Loan Mortgage Corp.,
                    Medium Term Note,
                    5.00%, 2/28/17                                                            1,195,383
      3,000,000   Federal Home Loan Mortgage Corp.,
                    Medium Term Note,
                    0.00%, 3/18/19                                                            1,271,433
         34,735   Federal Home Loan Mortgage Corp.,
                    Remic 12A,
                    9.25%, 11/15/19                                                              34,736
         84,235   Federal Home Loan Mortgage Corp.,
                    Remic 21Z,
                    9.50%, 1/15/20                                                               84,256
         15,444   Federal Home Loan Mortgage Corp.,
                    Remic 1316Z,
                    8.00%, 6/15/22                                                               16,134
        965,323   Federal Home Loan Mortgage Corp.,
                    Remic 1316ZA,
                    8.00%, 6/15/22                                                            1,008,451
      1,203,331   Federal Home Loan Mortgage Corp.,
                    Remic 1591SH,
                    12.58%*, 9/15/22                                                          1,217,832
        775,000   Federal Home Loan Mortgage Corp.,
                    Remic 2662DG,
                    5.00%, 10/15/22                                                             796,217
        808,465   Federal Home Loan Mortgage Corp.,
                    Series 1628LZ,
                    6.50%, 12/15/23                                                             866,691
        225,867   Federal Home Loan Mortgage Corp.,
                    Remic 1814D,
                    6.50%, 2/15/26                                                              231,909
         27,155   Federal Home Loan Mortgage Corp.,
                    Remic 2102GE,
                    6.00%, 12/15/26                                                              27,136
        298,564   Federal Home Loan Mortgage Corp.,
                    Remic 2092DL,
                    8.50%, 9/15/27                                                              304,824
      2,932,000   Federal Home Loan Mortgage Corp.,
                    Remic 2115BJ,
                    6.00%, 3/15/28                                                            3,045,046
      1,114,593   Federal Home Loan Mortgage Corp.,
                    Remic 2059Z,
                    5.95%, 5/15/28                                                            1,161,675
      1,690,960   Federal Home Loan Mortgage Corp.,
                    Series 2060Z,
                    6.50%, 5/15/28                                                            1,771,304
        149,365   Federal Home Loan Mortgage Corp.,
                    Remic 2126CB,
                    6.25%, 2/15/29                                                              152,848
      1,000,000   Federal Home Loan Mortgage Corp.,
                    Remic 2132PE,
                    6.00%, 3/15/29                                                            1,060,676
        312,345   Federal Home Loan Mortgage Corp.,
                    Remic 2205YB,
                    6.00%, 5/15/29                                                              325,016
        900,000   Federal Home Loan Mortgage Corp.,
                    Remic 2303CJ,
                    6.00%, 8/15/29                                                              935,280
$       187,945   Federal Home Loan Mortgage Corp.,
                    Remic 2319PG,
                    6.50%, 4/15/30                                                      $       189,827
      1,332,000   Federal Home Loan Mortgage Corp.,
                    Remic 2306PL,
                    6.00%, 4/15/31                                                            1,402,097
        528,518   Federal Home Loan Mortgage Corp.,
                    Remic 2382DZ,
                    5.50%, 11/15/31                                                             514,471
      3,002,892   Federal Home Loan Mortgage Corp.,
                    Remic 2492Z,
                    5.50%, 8/15/32                                                            3,042,049
      1,947,035   Federal Home Loan Mortgage Corp.,
                    Remic 2575QE,
                    6.00%, 2/15/33                                                            2,034,099
      1,000,000   Federal Home Loan Mortgage Corp.,
                    Remic 2728DC,
                    6.00%, 1/15/34                                                            1,059,185
        128,234   Federal National Mortgage Assoc.,
                    Pool #15569,
                    8.25%, 5/1/10                                                               136,469
        530,000   Federal National Mortgage Assoc.,
                    6.38%, 6/28/11                                                              535,924
        816,000   Federal National Mortgage Assoc.,
                    6.25%, 7/19/11                                                              828,523
      1,000,000   Federal National Mortgage Assoc.,
                    6.25%, 3/22/12                                                            1,046,302
      1,000,000   Federal National Mortgage Assoc.,
                    6.50%, 4/5/12                                                             1,000,625
        100,000   Federal National Mortgage Assoc.,
                    6.80%, 8/27/12                                                              111,565
        500,000   Federal National Mortgage Assoc.,
                    4.25%, 6/25/14                                                              503,073
      1,500,000   Federal National Mortgage Assoc.,
                    4.00%, 8/26/16                                                            1,514,306
      1,000,000   Federal National Mortgage Assoc.,
                    6.10%, 10/25/16                                                           1,026,045
      1,000,000   Federal National Mortgage Assoc.,
                    6.58%, 2/1/17                                                             1,042,626
      2,575,000   Federal National Mortgage Assoc.,
                    6.95%, 4/12/17                                                            2,579,375
      1,000,000   Federal National Mortgage Assoc.,
                    5.25%, 1/30/19                                                            1,011,402
         35,734   Federal National Mortgage Assoc.,
                    Remic 91-169M,
                    8.40%, 12/25/21                                                              39,203
      2,287,608   Federal National Mortgage Assoc.,
                    Remic 92-55DZ,
                    8.00%, 4/25/22                                                            2,435,316
        273,536   Federal National Mortgage Assoc.,
                    Remic 92-161H,
                    7.50%, 9/25/22                                                              290,366
        187,591   Federal National Mortgage Assoc.,
                    Remic 93-124M,
                    0.00%, 10/25/22                                                             165,512
        427,789   Federal National Mortgage Assoc.,
                    Remic G92-57Z,
                    7.80%, 10/25/22                                                             469,093

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                       VALUE
------                                                                                     ---------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
$       500,314   Federal National Mortgage Assoc.,
                    Remic 97-61ZC,
                    7.00%, 2/25/23                                                      $       548,011
        474,818   Federal National Mortgage Assoc.,
                    Remic G93-10J,
                    5.00%, 3/25/23                                                              488,744
        403,649   Federal National Mortgage Assoc.,
                    Remic G93-15H,
                    7.25%, 4/25/23                                                              440,436
        968,972   Federal National Mortgage Assoc.,
                    Remic 93-100K,
                    0.00%, 6/25/23                                                              920,886
      1,107,431   Federal National Mortgage Assoc.,
                    Remic 93-112ZB,
                    7.00%, 7/25/23                                                            1,210,538
      2,611,964   Federal National Mortgage Assoc.,
                    Remic 93-223ZA,
                    6.50%, 12/25/23                                                           2,763,519
        334,876   Federal National Mortgage Assoc.,
                    Remic 93-250DZ,
                    7.00%, 12/25/23                                                             362,380
        628,000   Federal National Mortgage Assoc.,
                    Remic 94-65LL,
                    7.38%, 4/25/24                                                              675,810
        681,727   Federal National Mortgage Assoc.,
                    Remic 94-61E,
                    7.50%, 4/25/24                                                              733,147
        385,000   Federal National Mortgage Assoc.,
                    Remic G96-1PK,
                    7.50%, 6/17/26                                                              430,425
         42,029   Federal National Mortgage Assoc.,
                    Remic 97-49B,
                    10.00%, 6/17/27                                                              46,852
      1,583,125   Federal National Mortgage Assoc.,
                    Remic 98-11Z,
                    6.00%, 3/18/28                                                            1,672,149
      1,613,012   Federal National Mortgage Assoc.,
                    Remic 98-59Z,
                    6.50%, 10/25/28                                                           1,684,578
      1,122,123   Federal National Mortgage Assoc.,
                    Remic 98-62DC,
                    9.00%, 11/25/28                                                           1,226,778
        248,056   Federal National Mortgage Assoc.,
                    Remic 01-45TE,
                    6.50%, 6/25/30                                                              252,462
      2,000,000   Federal National Mortgage Assoc.,
                    Remic 02-48GF,
                    6.50%, 10/25/31                                                           2,091,632
             40   Government National Mortgage Assoc.,
                    Pool #10855,
                    8.00%, 7/15/06                                                                   42
        198,511   Government National Mortgage Assoc.,
                    Pool #1977,
                    9.50%, 3/20/25                                                              221,867
     $   933,482  Government National Mortgage Assoc.,
                    Remic 98-26K,
                    7.50%, 9/17/25                                                      $     1,015,272
        885,413   Government National Mortgage Assoc.,
                    Remic 98-22K,
                    7.00%, 2/20/26                                                              943,626
        349,176   Government National Mortgage Assoc.,
                    Remic 97-8PE,
                    7.50%, 5/16/27                                                              370,833
        813,491   Government National Mortgage Assoc.,
                    Remic 97-11D,
                    7.50%, 7/20/27                                                              866,901
        249,532   Government National Mortgage Assoc.,
                    Remic 97-18J,
                    7.00%, 11/20/27                                                             258,717
         75,125   Government National Mortgage Assoc.,
                    Pool #511918,
                    8.25%, 9/15/29                                                               81,906
        216,175   Government National Mortgage Assoc.,
                    Remic 99-31ZC,
                    8.00%, 9/16/29                                                              236,867
      1,125,000   Government National Mortgage Assoc.,
                    Remic 01-4PM,
                    6.50%, 3/20/31                                                            1,175,848
     3,520,000    U.S. Treasury Bonds,
                    9.25%, 2/15/16                                                            5,211,389
     5,000,000    U.S. Treasury Strips,
                    0.00%, 2/15/06                                                            4,857,530
     6,180,000    U.S. Treasury Strips,
                    0.00%, 2/15/10                                                            5,120,031
                                                                                        ---------------
Total United States Government & Agency Obligations
  (Cost $87,700,984)                                                                    $    91,487,967
                                                                                        ---------------
REPURCHASE AGREEMENT                                                             6.7%
$     8,964,698   Bear Stearns & Co., Inc., 1.02%, Due 4/1/04,
                    Repurchase price $8,964,952,
                    Collateralized by U.S. Treasury Strips                              $     8,964,698
                                                                                        ---------------
Total Repurchase Agreement (Cost $8,964,698)                                            $     8,964,698
                                                                                        ---------------
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING                   2.0%
$     2,699,000   Bear Stearns & Co., Inc., 1.02%, Due 4/1/04,
                    Repurchase price $2,699,076,
                    Collateralized by U.S. Treasury Strips                              $     2,699,000
                                                                                        ---------------
Total Repurchase Agreement Held as Collateral for Securities
   Lending (Cost $2,699,000)                                                            $     2,699,000
                                                                                        ---------------
Total Investments (Cost $131,430,308)                                          101.4%   $   136,111,500
Liabilities in excess of other assets                                           (1.4)%       (1,925,152)
                                                                               -----    ---------------
Net Assets                                                                     100.0%   $   134,186,348
                                                                               =====    ===============

* Variable rate security. Rate represents the rate in effect as of March 31, 2004. Maturity reflects final maturity date.

See Notes to Financial Statements

ACTIVELY MANAGED BOND FUND
Statement of Assets and Liabilities                   March 31, 2004 (Unaudited)

ASSETS:
   Investments in securities at value (cost $131,430,308)--Note 2(A)                                               $  136,111,500
   Receivable for investments sold                                                                                         10,223
   Interest receivable                                                                                                    921,889
   Other assets                                                                                                             3,622
                                                                                                                   --------------
                                                                                                                      137,047,234
LIABILITIES:
   Payable upon return of securities on loan--Note 4                                            $    2,699,000
   Payable to investment manager                                                                        38,345
   Accrued expenses                                                                                    123,541          2,860,886
                                                                                                --------------     --------------
NET ASSETS at value, applicable to 2,606,575 outstanding units of beneficial interest--Note 5                      $  134,186,348
                                                                                                                   ==============
NET ASSET VALUE offering and redemption price per unit ($134,186,348 divided by 2,606,575 units)                   $        51.48
                                                                                                                   ==============

Statement of Operations              Six Months Ended March 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
   Investment Income:
       Interest                                                                                 $    3,632,919
       Securities lending                                                                               17,683
                                                                                                --------------
           Total Investment Income                                                                                 $    3,650,602
   Expenses:
       Investment manager's fees--Note 3(A)                                                            228,565
       Shareholder servicing fees and expenses--Note 3(B)                                              339,276
       Custodian fees and expenses                                                                      17,249
       Legal and Auditing fees                                                                          13,275
       Consultant fees                                                                                   5,953
       Trustees' fees and expenses--Note 3(C)                                                           22,879
       Printing and Postage                                                                              8,731
       Insurance                                                                                        11,456
       Other                                                                                            24,141
                                                                                                --------------
           Total Expenses                                                                                                 671,525
                                                                                                                   --------------
NET INVESTMENT INCOME                                                                                                   2,979,077
REALIZED AND UNREALIZED LOSS ON INVESTMENTS--Note 4:
   Net realized loss on investments                                                                   (298,561)
   Net decrease in unrealized depreciation on investments                                             (100,374)
                                                                                                --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                          (398,935)
                                                                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $    2,580,142
                                                                                                                   ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                            SIX MONTHS
                                                                          ENDED 3/31/2004         YEAR ENDED
                                                                            (UNAUDITED)           9/30/2003
                                                                         -----------------    -----------------
OPERATIONS:
   Net investment income                                                 $       2,979,077    $       6,906,337
   Net realized loss                                                              (298,561)            (185,754)
   Net decrease in unrealized depreciation                                        (100,374)          (3,042,181)
                                                                         -----------------    -----------------
   Net increase in net assets resulting from operations                          2,580,142            3,678,402
                                                                         -----------------    -----------------
CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                                          11,990,752           31,459,965
   Value of units redeemed                                                     (14,661,159)         (32,582,158)
                                                                         -----------------    -----------------
   Net decrease in net assets resulting from capital transactions               (2,670,407)          (1,122,193)
                                                                         -----------------    -----------------
   Net increase (decrease)                                                         (90,265)           2,556,209
NET ASSETS at beginning of period                                              134,276,613          131,720,404
                                                                         -----------------    -----------------
NET ASSETS at end of period                                              $     134,186,348    $     134,276,613
                                                                         =================    =================

See Notes to Financial Statements

INTERMEDIATE-TERM BOND FUND
Statement of Investments
March 31, 2004 (Unaudited)

PRINCIPAL
AMOUNT                                                                                       VALUE
---------                                                                                    -----
CORPORATE BONDS                                                   12.8%
$       150,000   American Express Credit Corp.,
                    7.45%, 8/10/05                                                      $       162,172
        100,000   Anheuser-Busch Cos., Inc.,
                    7.10%, 6/15/07                                                              101,124
        517,000   ChevronTexaco Corp.,
                    7.09%, 2/1/07                                                               589,618
        500,000   Citigroup, Inc.,
                    6.50%, 1/18/11                                                              576,998
        500,000   Credit Suisse First Boston USA, Inc.,
                    6.50%, 1/15/12                                                              570,783
      1,000,000   General Electric Co.,
                    5.00%, 2/1/13                                                             1,047,078
        450,000   Morgan Stanley,
                    6.60%, 4/1/12                                                               517,377
      1,005,000   Old Republic International Corp.,
                    7.00%, 6/15/07                                                            1,140,766
                                                                                        ---------------
Total Corporate Bonds (Cost $4,372,179)                                                 $     4,705,916
                                                                                        ---------------
MORTGAGE-BACKED SECURITIES                                        15.6%
$        99,205   Countrywide Home Loans,
                    Remic 97-4A,
                    8.00%, 8/25/27                                                      $       100,407
         42,509   DLJ Acceptance Trust,
                    Remic 89-1F,
                    11.00%, 8/1/19                                                               47,921
      1,000,000   First Nationwide Trust,
                    Remic 99-3 2PA3,
                    6.50%, 5/19/29                                                            1,065,676
          1,081   John J Matterer,
                    8.50%, 1/1/05                                                                 1,081
         19,688   Prudential Home Mortgage Securities,
                    Remic 92-29 A9,
                    8.00%, 10/25/22                                                              19,832
         39,452   Prudential Home Mortgage Securities,
                    Remic 92-33 A8,
                    7.50%, 11/25/22                                                              39,895
        121,488   Residential Accredit Loans, Inc.,
                    Remic 00-QS6 A4,
                    7.75%, 5/25/30                                                              121,332
      1,792,383   Residential Accredit Loans, Inc.,
                    Remic 00-QS10 M2,
                    8.00%, 9/25/30                                                            1,789,702
        646,000   Residential Asset Mortgage Products, Inc.,
                    Remic 02-SL1 AI3,
                    7.00%, 6/25/32                                                              689,651
        892,335   Residential Asset Securitization Trust,
                    Remic 00-A7 B1,
                    8.00%, 11/25/30                                                             891,030
        249,751   Residential Funding Mortgage Securities I,
                    Remic 94-S8 A4,
                    6.00%, 3/25/09                                                              260,478
         43,577   Residential Funding Mortgage Securities I,
                    Remic 96-S3 A5,
                    7.25%, 1/25/26                                                               43,528
         43,735   Residential Funding Mortgage Securities I,
                    Remic 96-S18 A5,
                    8.00%, 8/25/26                                                               43,681
        458,348   Structured Asset Securities Corp.,
                    Remic 02-26 2A3,
                    6.00%, 12/25/32                                                             459,211
$       161,507   Vendee Mortgage Trust,
                    Remic 99-3 D,
                    6.50%, 6/15/25                                                      $       166,839
                                                                                        ---------------
Total Mortgage-Backed Securities (Cost $5,807,626)                                      $     5,740,264
                                                                                        ---------------
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS                     65.4%
$       100,000   Federal Home Loan Bank
                    6.10%, 7/23/08                                                      $       101,631
        350,000   Federal Home Loan Bank,
                    8.10%, 5/25/10                                                              375,187
        250,000   Federal Home Loan Bank,
                    7.42%, 8/10/10                                                              268,444
        400,000   Federal Home Loan Bank
                    6.00%, 9/27/11                                                              408,112
        150,000   Federal Home Loan Bank
                    4.00%, 10/24/11                                                             150,194
          9,806   Federal Home Loan Mortgage Corp.,
                    Gold Pool #E30900,
                    8.50%, 5/1/06                                                                10,406
        604,471   Federal Home Loan Mortgage Corp.,
                    Remic 1587Z,
                    6.50%, 10/15/08                                                             654,148
         74,057   Federal Home Loan Mortgage Corp.,
                    Gold Pool #M80719,
                    6.50%, 11/1/08                                                               76,102
        369,409   Federal Home Loan Mortgage Corp.,
                    Pool #189332,
                    8.00%, 9/1/09                                                               386,288
        325,000   Federal Home Loan Mortgage Corp.,
                    Medium Term Note,
                    6.00%, 6/20/12                                                              334,793
        654,205   Federal Home Loan Mortgage Corp.,
                    Remic 2052PL,
                    6.00%, 4/15/13                                                              688,467
         54,598   Federal Home Loan Mortgage Corp.,
                    Remic 34D,
                    9.00%, 3/15/20                                                               54,662
        304,189   Federal Home Loan Mortgage Corp.,
                    Gold Pool #C90492,
                    6.00%, 11/1/21                                                              317,473
        142,868   Federal Home Loan Mortgage Corp.,
                    Remic 1316Z,
                    8.00%, 6/15/22                                                              149,251
        219,585   Federal Home Loan Mortgage Corp.,
                    Remic 1311K,
                    7.00%, 7/15/22                                                              225,721
         11,791   Federal Home Loan Mortgage Corp.,
                    Remic 1547PK,
                    7.00%, 10/15/22                                                              11,788
          6,158   Federal Home Loan Mortgage Corp.,
                    Remic 1588QD,
                    6.50%, 9/15/23                                                                6,154
        215,058   Federal Home Loan Mortgage Corp.,
                    Remic 1695EA,
                    7.00%, 12/15/23                                                             222,630
         74,879   Federal Home Loan Mortgage Corp.,
                    Remic 1753D,
                    8.50%, 9/15/24                                                               80,315

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                       VALUE
---------                                                                                    -----
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
$        89,570   Federal Home Loan Mortgage Corp.,
                    Remic 2092DL,
                    8.50%, 9/15/27                                                      $        91,447
        938,805   Federal Home Loan Mortgage Corp.,
                    Remic 2053Z,
                    6.50%, 4/15/28                                                              977,003
        960,856   Federal Home Loan Mortgage Corp.,
                    Remic 2059Z,
                    5.95%, 5/15/28                                                            1,001,444
        300,000   Federal Home Loan Mortgage Corp.,
                    Remic 2064TE,
                    7.00%, 6/15/28                                                              321,215
        247,358   Federal Home Loan Mortgage Corp.,
                    Remic 2108CB,
                    6.25%, 12/15/28                                                             254,996
        793,000   Federal Home Loan Mortgage Corp.,
                    Remic 2132PE,
                    6.00%, 3/15/29                                                              841,116
        325,721   Federal Home Loan Mortgage Corp.,
                    Remic 2317VG,
                    6.50%, 4/15/31                                                              335,292
      1,000,000   Federal Home Loan Mortgage Corp.,
                    Remic 2728DC,
                    6.00%, 1/15/34                                                            1,059,185
          7,667   Federal National Mortgage Assoc.,
                    Pool #104927,
                    11.00%, 4/1/05                                                                7,845
        232,939   Federal National Mortgage Assoc.,
                    Remic 94-32Z,
                    6.50%, 3/25/09                                                              245,338
        728,414   Federal National Mortgage Assoc.,
                    Remic 01-15VA,
                    6.00%, 6/25/10                                                              739,994
        300,000   Federal National Mortgage Assoc.,
                    6.50%, 4/26/11                                                              300,997
        110,000   Federal National Mortgage Assoc.,
                    6.38%, 6/28/11                                                              111,229
        970,000   Federal National Mortgage Assoc.,
                    5.50%, 10/18/11                                                             990,778
        500,000   Federal National Mortgage Assoc.,
                    5.25%, 1/28/13                                                              505,747
      1,000,000   Federal National Mortgage Assoc.,
                    5.13%, 2/27/13                                                            1,005,399
      1,250,000   Federal National Mortgage Assoc.,
                    5.00%, 4/4/13                                                             1,250,335
        991,067   Federal National Mortgage Assoc.,
                    Remic 93-65ZZ,
                    7.00%, 6/25/13                                                            1,068,253
        190,651   Federal National Mortgage Assoc.,
                    Pool #50848,
                    6.50%, 1/1/14                                                               201,843
        250,000   Federal National Mortgage Assoc.,
                    Remic 01-53HC,
                    6.00%, 9/25/16                                                              267,440
        415,000   Federal National Mortgage Assoc.,
                    Remic 02-2UC,
                    6.00%, 2/25/17                                                              440,007
          3,301   Federal National Mortgage Assoc.,
                    Remic 29-1,
                    0.00%, 3/1/18                                                                 2,960
$        47,152   Federal National Mortgage Assoc.,
                    Remic 89-62G,
                    8.60%, 10/25/19                                                     $        51,807
        738,058   Federal National Mortgage Assoc.,
                    Remic 91-113ZE,
                    7.50%, 9/25/21                                                              801,360
        180,070   Federal National Mortgage Assoc.,
                    Remic G-41PT,
                    7.50%, 10/25/21                                                             193,868
        511,608   Federal National Mortgage Assoc.,
                    Remic G92-15Z,
                    7.00%, 1/25/22                                                              544,165
        299,265   Federal National Mortgage Assoc.,
                    Remic 93-112ZA,
                    7.00%, 4/25/22                                                              305,802
         24,334   Federal National Mortgage Assoc.,
                    Remic 93-54J,
                    6.75%, 10/25/22                                                              24,355
         36,686   Federal National Mortgage Assoc.,
                    Remic 93-139J,
                    7.00%, 11/25/22                                                              36,958
        103,169   Federal National Mortgage Assoc.,
                    Remic 93-4LA,
                    8.00%, 1/25/23                                                              112,751
        472,560   Federal National Mortgage Assoc.,
                    Remic 94-76KB,
                    0.00%, 4/25/24                                                              447,076
        233,106   Federal National Mortgage Assoc.,
                    Pool # 303437,
                    9.00%, 6/1/25                                                               259,657
        847,300   Federal National Mortgage Assoc.,
                    Remic 99-32B,
                    6.00%, 7/25/29                                                              883,204
        955,000   Federal National Mortgage Assoc.,
                    Remic 01-53OP,
                    6.00%, 10/25/31                                                             997,263
        136,505   Federal National Mortgage Assoc.,
                    Remic 02-14A1,
                    7.00%, 1/25/42                                                              148,755
            112   Government National Mortgage Assoc.,
                    Pool #9335,
                    8.25%, 4/15/06                                                                  118
        874,260   Government National Mortgage Assoc.,
                    Remic 02-34VA,
                    6.50%, 2/20/13                                                              905,260
         51,497   Government National Mortgage Assoc.,
                    Series II, Pool #2326,
                    8.50%, 11/20/26                                                              56,268
        143,395   Government National Mortgage Assoc.,
                    Pool #440640,
                    8.25%, 6/15/27                                                              156,862
         43,434   Government National Mortgage Assoc.,
                    Pool #453323,
                    8.25%, 9/15/27                                                               47,513
         30,025   Government National Mortgage Assoc.,
                    Pool #453336,
                    8.25%, 9/15/27                                                               32,845
         13,411   Government National Mortgage Assoc.,
                    Pool #427291,
                    8.25%, 12/15/27                                                              14,670

See Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                       VALUE
---------                                                                                    -----
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
$       358,297   Government National Mortgage Assoc.,
                    Remic 00-14CD,
                    7.50%, 7/16/29                                                      $       370,346
      1,000,000   Government National Mortgage Assoc.,
                    Remic 03-83BC,
                    5.50%, 4/16/33                                                            1,048,810
                                                                                        ---------------
Total United States Government & Agency Obligations
 (Cost $23,784,002)                                                                     $    23,981,342
                                                                                        ---------------
REPURCHASE AGREEMENT                                               5.8%
$     2,139,105   Bear Stearns & Co., Inc., 1.02%,
                    Due 4/1/04, Repurchase
                    price $2,139,166, Collateralized by
                    U.S. Treasury Strips                                                $     2,139,105
                                                                                        ---------------
Total Repurchase Agreement (Cost $2,139,105)                                            $     2,139,105
                                                                                        ---------------
REPURCHASE AGREEMENT HELD AS COLLATERAL
 FOR SECURITIES LENDING                                            2.9%
$     1,080,000   Bear Stearns & Co., Inc., 1.02%,
                    Due 4/1/04, Repurchase
                    price $1,080,031, Collateralized by
                    U.S. Treasury Strips                                                $     1,080,000
                                                                                        ---------------
Total Repurchase Agreement Held as Collateral for
 Securities Lending (Cost $1,080,000)                                                   $     1,080,000
                                                                                        ---------------
Total Investments (Cost $37,182,912)                                           102.5%   $    37,646,627
Liabilities in excess of other assets                                           (2.5)%         (921,479)
                                                                               -----    ---------------
Net Assets                                                                     100.0%   $    36,725,148
                                                                               =====    ===============

See Notes to Financial Statements

INTERMEDIATE-TERM BOND FUND
Statement of Assets and Liabilities                   March 31, 2004 (Unaudited)

ASSETS:
   Investments in securities at value (cost $37,182,912)--Note 2(A)                                                 $   37,646,627
   Receivable for investments sold                                                                                           8,335
   Interest receivable                                                                                                     294,749
   Other assets                                                                                                              3,626
                                                                                                                    --------------
                                                                                                                        37,953,337

LIABILITIES:
   Payable for investments purchased                                                               $       68,250
   Payable upon return of securities on loan--Note 4                                                    1,080,000
   Payable to investment manager                                                                           12,487
   Accrued expenses                                                                                        67,452        1,228,189
                                                                                                   --------------   --------------
NET ASSETS at value, applicable to 846,523 outstanding units of beneficial interest--Note 5                         $   36,725,148
                                                                                                                    ==============
NET ASSET VALUE offering and redemption price per unit ($36,725,148 divided by 846,523 units)                       $        43.38
                                                                                                                    ==============

Statement of Operations              Six Months Ended March 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
   Investment Income:
      Interest                                                                                     $      897,344
      Securities lending                                                                                    3,187
                                                                                                   --------------
         Total Investment Income                                                                                    $      900,531
   Expenses:
      Investment manager's fees--Note 3(A)                                                                 75,876
      Shareholder servicing fees and expenses--Note 3(B)                                                   94,844
      Custodian fees and expenses                                                                           4,846
      Legal and Auditing fees                                                                              13,275
      Consultant fees                                                                                       5,953
      Trustees' fees and expenses--Note 3(C)                                                               22,880
      Printing and Postage                                                                                  8,731
      Insurance                                                                                             3,263
      Other                                                                                                22,988
                                                                                                   --------------
         Total Expenses                                                                                                    252,656
                                                                                                                    --------------
NET INVESTMENT INCOME                                                                                                      647,875
REALIZED AND UNREALIZED LOSS ON INVESTMENTS--Note 4:
   Net realized loss on investments                                                                      (154,186)
   Net decrease in unrealized depreciation on investments                                                 (45,575)
                                                                                                   --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                           (199,761)
                                                                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $      448,114
                                                                                                                    ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                           SIX MONTHS
                                                                         ENDED 3/31/2004       YEAR ENDED
                                                                           (UNAUDITED)         9/30/2003
                                                                         ---------------    ---------------
OPERATIONS:
   Net investment income                                                 $       647,875    $     1,293,626
   Net realized loss                                                            (154,186)           (99,235)
   Net decrease in unrealized depreciation                                       (45,575)          (529,753)
                                                                         ---------------    ---------------
   Net increase in net assets resulting from operations                          448,114            664,638
                                                                         ---------------    ---------------
CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                                         2,571,183          9,233,113
   Value of units redeemed                                                    (4,498,191)       (12,270,444)
                                                                         ---------------    ---------------
   Net decrease in net assets resulting from capital transactions             (1,927,008)        (3,037,331)
                                                                         ---------------    ---------------
   Net decrease                                                               (1,478,894)        (2,372,693)
NET ASSETS at beginning of period                                             38,204,042         40,576,735
                                                                         ---------------    ---------------
NET ASSETS at end of period                                              $    36,725,148    $    38,204,042
                                                                         ===============    ===============

See Notes to Financial Statements

SHORT-TERM INVESTMENT FUND
Statement of Investments
March 31, 2004 (Unaudited)

PRINCIPAL
AMOUNT                                                                                       VALUE
---------                                                                                    -----
REPURCHASE AGREEMENT                                                           104.0%
$     1,336,231   Bear Stearns & Co., Inc., 1.02%,
                    Due 4/1/04, Repurchase
                    price $1,336,269, Collateralized by
                    U.S. Treasury Strips                                                $     1,336,231
                                                                                        ---------------
Total Repurchase Agreement (Cost $1,336,231)                                            $     1,336,231
                                                                                        ---------------
Total Investments (Cost $1,336,231)                                            104.0%   $     1,336,231
Liabilities in excess of other assets                                           (4.0)%          (51,742)
                                                                               -----    ---------------
Net Assets                                                                     100.0%   $     1,284,489
                                                                               =====    ===============

See Notes to Financial Statements

SHORT-TERM INVESTMENT FUND
Statement of Assets and Liabilities                   March 31, 2004 (Unaudited)

ASSETS:
   Repurchase agreements at cost                                                                                    $    1,336,231
   Interest receivable                                                                                                         712
   Receivable from investment manager                                                                                        2,535
                                                                                                                    --------------
                                                                                                                         1,339,478

LIABILITIES:
   Payable to investment manager                                                                   $          650
   Accrued expenses                                                                                        54,339           54,989
                                                                                                   --------------   --------------
NET ASSETS at value, applicable to 48,398 outstanding units of beneficial interest--Note 5                          $    1,284,489
                                                                                                                    ==============
NET ASSET VALUE offering and redemption price per unit ($1,284,489 divided by 48,398 units)                         $        26.54
                                                                                                                    ==============

Statement of Operations              Six Months Ended March 31, 2004 (Unaudited)

NET INVESTMENT INCOME:
      Investment Income:
      Interest                                                                                     $       78,248
      Securities lending                                                                                      443
                                                                                                   --------------
         Total Investment Income                                                                                    $       78,691
   Expenses:
      Investment manager's fees--Note 3(A)                                                                 12,471
      Shareholder servicing fees and expenses--Note 3(B)                                                   24,941
      Custodian fees and expenses                                                                           3,508
      Legal and Auditing fees                                                                               4,697
      Consultant fees                                                                                       1,786
      Trustees' fees and expenses--Note 3(C)                                                                6,602
      Printing and Postage                                                                                  2,204
      Insurance                                                                                             1,209
      Other                                                                                                13,373
                                                                                                   --------------
         Total Expenses                                                                                    70,791
         Less investment manager's fee waiver--Note 3(A)                                                  (30,778)
                                                                                                   --------------
         Net Expenses                                                                                                       40,013
                                                                                                                    --------------
NET INVESTMENT INCOME                                                                                                       38,678
REALIZED AND UNREALIZED LOSS ON INVESTMENTS--Note 4:
   Net realized loss on investments                                                                       (22,227)
   Net decrease in unrealized depreciation on investments                                                  (6,802)
                                                                                                   --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                            (29,029)
                                                                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $        9,649
                                                                                                                    ==============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                           SIX MONTHS
                                                                         ENDED 3/31/2004       YEAR ENDED
                                                                           (UNAUDITED)         9/30/2003
                                                                         ---------------    ---------------
OPERATIONS:
   Net investment income                                                 $        38,678    $       238,153
   Net realized loss                                                             (22,227)           (71,165)
   Net decrease in unrealized depreciation                                        (6,802)           (21,328)
                                                                         ---------------    ---------------
   Net increase in net assets resulting from operations                            9,649            145,660
                                                                         ---------------    ---------------
CAPITAL TRANSACTIONS--Note 5:
   Value of units sold                                                         2,263,467          9,093,476
   Value of units redeemed                                                   (15,551,741)       (14,458,206)
                                                                         ---------------    ---------------
   Net decrease in net assets resulting from capital transactions            (13,288,274)        (5,364,730)
                                                                         ---------------    ---------------
   Net decrease                                                              (13,278,625)        (5,219,070)
NET ASSETS at beginning of period                                             14,563,114         19,782,184
                                                                         ---------------    ---------------
NET ASSETS at end of period                                              $     1,284,489    $    14,563,114
                                                                         ===============    ===============

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--GENERAL

     Participation in RSI Retirement Trust ("the Trust") is limited to IRA's and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations, and other organizations. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under Section 401 of the Code ("Participating Plans").

     In order to provide investment products to Participating Plans, the Trust operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of March 31, 2004, seven classes of units of beneficial interest: Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund ("Investment Funds"). (The Short-Term Investment Fund was terminated on April 1, 2004.) The Trust Agreement was amended in 1984 to provide for the continued operation of the Trust as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the distributor of the Investment Funds' units of beneficial interest. The Distributor is a wholly owned subsidiary of Retirement System Group Inc. ("RSGroup(R)").

     The financial statements of the Investment Funds are presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

(A) SECURITIES VALUATION: Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

     (1) each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price or bid price;

     (2) United States Government and agency obligations and certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

     (3) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

     Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trust's Trustees.

     Investments and other assets and liabilities denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, accretion of discount and amortization of premium on investments and zero coupon bonds, is recognized on an accrual basis. Paydown gains and losses on mortgage-backed securities are recorded as adjustments to interest income.

(C) REPURCHASE AGREEMENTS: The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. The collateral received in the repurchase agreements is deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(D) SECURITIES LOANS: The Investment Funds lend their securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

     Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received.

(E) DIVIDENDS TO UNITHOLDERS: The Trust does not normally declare nor pay dividends on its net investment income or capital gains.

(F) FEDERAL INCOME TAXES: The Trust has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under
     Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

(G) ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

(H) OTHER: The Trust accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated evenly between each Investment Fund or on other appropriate basis.

     Administrative expenses incurred by the Trust relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

(I) FINANCIAL FUTURES CONTRACTS: The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by marking-to-market on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

(J) OPTIONS VALUATION: The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

(K) FORWARD CURRENCY CONTRACTS: A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(A) Retirement System Investors Inc. ("RSI") is the Investment Adviser for each investment Fund. RSI has retained subadvisers to manage the Core Equity Fund, the Emerging Growth Equity Fund and the

     International Equity Fund. RSI acts as Investment Manager to the remaining Trust Investment Funds, and in the case of all Investment Funds, exercises general oversight with respect to the portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, sub-advisory portfolio analysis, and presentations to unitholders.

     Fees incurred by RSI pursuant to the provisions of its investment management contracts are payable monthly to RSI and quarterly to all subadvisers and are computed based on the value of the net assets of each Investment Fund determined on a monthly or quarterly basis as appropriate at the rates listed in the following table.

     The table of rates below are those as of March 31, 2004.

     INVESTMENT FUND                                INVESTMENT MANAGER                        FEE
     ---------------                                ------------------                        ---
     Core Equity Fund                       RCM Capital Management LLC             .40% on first $100 million,
                                                                                   .25% on next $300 million,
                                                                                   .20% on next $600 million,
                                                                                   and .15% over $1 billion

                                            Northern Trust Investments, N.A.       .16% on first $25 million,
                                                                                   .10% on next $25 million,
                                                                                   .06% on next $50 million,
                                                                                   and .04% over $100 million

     Value Equity Fund                      Retirement System Investors Inc.       .60% on first $50 million,
                                                                                   .50% on next $150 million,
                                                                                   and .40% over $200 million

     Emerging Growth Equity Fund            Batterymarch Financial Management,     .85% on first $25 million,
                                              Inc.                                 .70% on next $75 million,
                                                                                   and .60% over $100 million

                                            Neuberger Berman Management Inc.       .80%


     International Equity Fund              Bank of Ireland Asset Management       .75% on first $20 million,
                                              (U.S.) Limited                       .50% on next $30 million,
                                                                                   and .35% over $50 million

     Actively Managed Bond Fund             Retirement System Investors Inc.       .40% on first $50 million,
                                                                                   .30% on next $100 million,
                                                                                   and .20% over $150 million

     Intermediate-Term Bond Fund            Retirement System Investors Inc.       .40% on first $50 million,
                                                                                   .30% on next $150 million,
                                                                                   and .20% over $200 million

     Short-Term Investment Fund             Retirement System Investors Inc.       .25% on first $50 million,
                                                                                   and .20% over $50 million

     The Trust's investment management agreement with RSI provides for RSI to receive a management fee of 0.20% per annum of the average daily net assets of the Investment Funds that employ a subadviser. For the six months ended March 31, 2004, RSI has voluntarily waived a portion of its investment manager's fee from the Short-Term Investment Fund amounting to $30,778 to limit the Fund's annual expenses to 0.80% of average net assets.

(B) Shareholder servicing fees and expenses for the six months ended March 31, 2004, consist of fees paid to Retirement System Consultants Inc., (a subsidiary of RSGroup(R)) under a contract for providing administrative services for the Investment Funds. Effective June 1, 2003, the Trust's Trustees approved a change in the fee arrangement applicable for each of the Investment Funds to 0.50% per annum of the average daily net assets. Prior to June 1, 2003, the fee arrangement applicable for each of the Investment Funds was as follows:

                        AVERAGE NET ASSETS               FEE
                        ------------------               ---
                        First $25 million                .60%
                        Next $25 million                 .50%
                        Next $25 million                 .40%
                        Over $75 million                 .30%

(C) Each Trustee who is not an officer of the Trust receives an annual fee of $15,000 and a fee of $950 per meeting attended, except that such fee is $400 for a telephonic meeting. Such Trustees also participate in a deferred compensation plan which permits each Trustee to defer payment of a portion of their fees. Several officers of the Trust are also officers of RSGroup(R) and its subsidiaries.

(D) In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 4--SECURITIES TRANSACTIONS

     The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the six months ended March 31, 2004:

                                                                 PURCHASES          SALES
                                                               -------------   --------------
     Core Equity Fund                                          $  40,550,419   $   52,695,373
     Value Equity Fund                                            35,361,159       26,766,132
     Emerging Growth Equity Fund                                  30,369,232       40,293,891
     International Equity Fund                                     6,767,071       10,455,554
     Actively Managed Bond Fund                                   41,844,721       30,085,407
     Intermediate-Term Bond Fund                                  13,227,936       12,885,543

     Net unrealized appreciation (depreciation) on securities consisting of gross unrealized appreciation and gross unrealized depreciation at March 31, 2004 for each of the Investment Funds was as follows:

                                                               NET UNREALIZED       GROSS            GROSS
                                                                APPRECIATION      UNREALIZED       UNREALIZED
                                                               (DEPRECIATION)    APPRECIATION     DEPRECIATION
                                                               --------------   --------------    -------------
     Core Equity Fund                                          $   21,181,352   $   24,172,576    $  (2,991,224)
     Value Equity Fund                                             16,129,670       17,130,464       (1,000,794)
     Emerging Growth Equity Fund                                   16,309,892       16,837,456         (527,564)
     International Equity Fund                                      9,006,675       12,205,849       (3,199,174)
     Actively Managed Bond Fund                                     4,681,192        5,447,249         (766,057)
     Intermediate-Term Bond Fund                                      463,715          702,100         (238,385)

     The following summarizes the market value of securities that were on loan to brokers and the value of securities and cash held as collateral for these loans at six months ended March 31, 2004. The cash collateral received was invested into repurchase agreements.

                                                                  VALUE OF
                                                                 SECURITIES        VALUE OF
                                                                   LOANED         COLLATERAL
                                                                ------------    -------------
     Core Equity Fund                                           $  4,419,764    $   4,528,508
     Value Equity Fund                                               479,007          493,085
     Emerging Growth Equity Fund                                   6,335,325        6,549,875
     International Equity Fund                                     4,128,444        4,298,363
     Actively Managed Bond Fund                                    2,572,447        2,699,000
     Intermediate-Term Bond Fund                                     992,778        1,080,000

     These securities lending arrangements may result in significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

NOTE 5--CAPITAL TRANSACTIONS

     At March 31, 2004 there were an unlimited number of units of beneficial interest authorized for each Investment Fund.

     Transactions in the units of beneficial interest of each Investment Fund for the six months ended March 31, 2004 were as follows:

                                                       CORE EQUITY                          VALUE EQUITY
                                                          FUND                                  FUND
                                                       -----------                          ------------
                                                UNITS              AMOUNT             UNITS              AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
     Units sold                                    120,964    $     8,970,844            212,793    $    18,124,850
     Units redeemed                               (306,985)       (23,731,616)           (99,320)        (8,382,678)
                                           ---------------    ---------------    ---------------    ---------------
     Net increase (decrease)                      (186,021)   $   (14,760,772)           113,473    $     9,742,172
                                           ===============    ===============    ===============    ===============

                                                    EMERGING GROWTH                        INTERNATIONAL
                                                      EQUITY FUND                           EQUITY FUND
                                                    ---------------                        -------------
                                                UNITS              AMOUNT             UNITS              AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
     Units sold                                     71,272    $     4,851,999             72,848    $     3,420,645
     Units redeemed                               (196,369)       (14,184,043)          (157,963)        (8,025,486)
                                           ---------------    ---------------    ---------------    ---------------
     Net increase (decrease)                      (125,097)   $    (9,332,044)           (85,115)   $    (4,604,841)
                                           ===============    ===============    ===============    ===============

                                                   ACTIVELY MANAGED                      INTERMEDIATE-TERM
                                                       BOND FUND                             BOND FUND
                                                   ----------------                      -----------------
                                                UNITS              AMOUNT             UNITS              AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
     Units sold                                    236,322    $    11,990,752             59,857    $     2,571,183
     Units redeemed                               (288,695)       (14,661,159)          (104,700)        (4,498,191)
                                           ---------------    ---------------    ---------------    ---------------
     Net increase (decrease)                       (52,373)   $    (2,670,407)           (44,843)   $    (1,927,008)
                                           ===============    ===============    ===============    ===============

                                                      SHORT-TERM
                                                    INVESTMENT FUND
                                                    ---------------
                                                UNITS              AMOUNT
                                           ---------------    ---------------
     Units sold                                     85,181    $     2,263,467
     Units redeemed                               (585,219)       (15,551,741)
                                           ---------------    ---------------
     Net increase (decrease)                      (500,038)   $   (13,288,274)
                                           ===============    ===============

     Transactions in the units of beneficial interest of each Investment Fund for the year ended September 30, 2003 were as follows:

                                                      CORE EQUITY                           VALUE EQUITY
                                                          FUND                                  FUND
                                                      -----------                           ------------
                                                UNITS              AMOUNT             UNITS             AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
     Units sold                                    418,053    $    27,107,621            208,732    $    14,577,177
     Units redeemed                               (367,844)       (23,970,511)          (170,349)       (12,022,641)
                                           ---------------    ---------------    ---------------    ---------------
     Net increase (decrease)                        50,209    $     3,137,110             38,383    $     2,554,536
                                           ===============    ===============    ===============    ===============

                                                    EMERGING GROWTH                        INTERNATIONAL
                                                      EQUITY FUND                           EQUITY FUND
                                                    ---------------                        -------------
                                                UNITS              AMOUNT             UNITS             AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
     Units sold                                    289,048    $    15,080,975            337,274    $    12,883,690
     Units redeemed                               (238,413)       (12,532,224)          (211,777)        (8,498,226)
                                           ---------------    ---------------    ---------------    ---------------
     Net increase (decrease)                        50,635    $     2,548,751            125,497    $     4,385,464
                                           ===============    ===============    ===============    ===============

                                                   ACTIVELY MANAGED                      INTERMEDIATE-TERM
                                                       BOND FUND                             BOND FUND
                                                   ----------------                      -----------------
                                                UNITS              AMOUNT             UNITS             AMOUNT
                                           ---------------    ---------------    ---------------    ---------------
     Units sold                                    633,085    $    31,459,965            217,553    $     9,233,113
     Units redeemed                               (653,482)       (32,582,158)          (288,735)       (12,270,444)
                                           ---------------    ---------------    ---------------    ---------------
     Net increase (decrease)                       (20,397)   $    (1,122,193)           (71,182)   $    (3,037,331)
                                           ===============    ===============    ===============    ===============

                                                                          SHORT-TERM
                                                                        INVESTMENT FUND
                                                                        ---------------
                                                                     UNITS           AMOUNT
                                                                 --------------   -------------
     Units sold                                                         343,309   $   9,093,476
     Units redeemed                                                    (545,723)    (14,458,206)
                                                                 --------------   -------------
     Net increase (decrease)                                           (202,414)  $  (5,364,730)
                                                                 ==============   =============

NET ASSETS AT MARCH 31, 2004 ARE COMPRISED AS FOLLOWS:

                                                                                                    EMERGING
                                                                   CORE EQUITY     VALUE EQUITY   GROWTH EQUITY   INTERNATIONAL
                                                                      FUND             FUND           FUND         EQUITY FUND
                                                                 --------------   -------------   -------------   -------------
   Paid-in capital (deficit)                                     $ (172,083,473)  $ (34,661,926)  $ (57,235,471)  $  20,110,326
   Accumulated income (loss)                                         51,864,701      23,238,409      (9,147,676)       (763,988)
   Accumulated realized gain                                        253,766,426      98,896,001     122,349,754      34,881,738
   Unrealized appreciation (depreciation)                            21,181,352      16,129,670      16,309,892       9,036,415
                                                                 --------------   -------------   -------------   -------------
                                                                 $  154,729,006   $ 103,602,154   $  72,276,499   $  63,264,491
                                                                 ==============   =============   =============   =============

                                                                           ACTIVELY
                                                                            MANAGED       INTERMEDIATE-TERM     SHORT-TERM
                                                                           BOND FUND          BOND FUND       INVESTMENT FUND
                                                                         --------------   ------------------  ---------------
   Paid-in capital (deficit)                                             $ (121,831,775)  $     (119,027,111) $   (46,029,176)
   Accumulated income                                                       215,913,695          139,971,027        46,150,526
   Accumulated realized gain                                                 35,423,236           15,317,517         1,163,139
   Unrealized appreciation                                                    4,681,192              463,715                --
                                                                         --------------   ------------------  ----------------
                                                                         $  134,186,348   $       36,725,148  $      1,284,489
                                                                         ==============   ==================  ================

NOTE 6--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     The Investment Funds' activity during the six-months in writing equity call options had off-balance sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates an Investment Fund to deliver the underlying security upon exercise by the holder of the option. The Investment Funds cover options written by owning the underlying security.

     A summary of the Investment Funds' option transactions written for the six-month period ending March 31, 2004 follows:

VALUE EQUITY FUND

                                                                   NUMBER OF
                                                                    OPTIONS          PREMIUMS
                                                                   CONTRACTS         RECEIVED
                                                                   ---------        ---------
     Contracts outstanding at September 30, 2003                       --           $      --
     Options written                                                  300              84,689
     Options terminated in closing purchase transactions             (200)            (60,490)
     Options exercised                                               (100)            (24,199)
     Options expired                                                   --                  --
                                                                     ----           ---------
     Contracts outstanding at March 31, 2004                           --           $      --
                                                                     ====           =========

     As of March 31, 2004, the International Equity Fund had outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements at the Fund's net unrealized gain of $1,551, which is the difference between the forward foreign exchange rates at the dates of entry into the contracts, and the forward rates at March 31, 2004.

                                                                                         SETTLEMENT     UNREALIZED
                                             FORWARD CURRENCY CONTRACTS                     DATE           GAIN
                                             --------------------------                  ----------     ----------
                         Long Contracts
            13,008,342    Japanese Yen for U.S. $123,487                                   4/01/04       $ 1,551

NOTE 7--FINANCIAL HIGHLIGHTS

                                                                                   CORE EQUITY FUND
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                      3/31/2004    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    9/30/2003    9/30/2002    9/30/2001    9/30/2000    9/30/1999
                                                     -----------   ----------   ----------   ----------   ----------   ----------
PER UNIT OPERATING PERFORMANCE:*
   (for a unit outstanding throughout the period)
Net Asset Value, Beginning of the Period             $     70.54   $    60.80   $    80.20   $   118.08   $   106.30   $    79.41
                                                     -----------   ----------   ----------   ----------   ----------   ----------

Income from Investment Operations:

Net investment income (loss)                                0.11        (0.04)        0.37         0.60         0.33         0.37
Net realized and unrealized gain (loss) on
   investments                                              7.34         9.78       (19.77)      (38.48)       11.45        26.52
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            7.45         9.74       (19.40)      (37.88)       11.78        26.89
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of the Period                   $     77.99   $    70.54   $    60.80   $    80.20   $   118.08   $   106.30
                                                     ===========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                              10.56%       16.02%      (24.19)%     (32.08)%      11.08%       33.86%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets++
   Expenses                                                (1.14)%     (1.10)%       (1.04)%      (1.01)%      (0.99)%      (0.97)%
   Net Investment Income (Loss)                             0.29%      (0.06)%        0.46%        0.60%        0.29%        0.37%
Portfolio Turnover Rate                                    25.63%      120.81%       39.24%        7.58%        5.86%        8.89%
Net Assets at End of the Period ($1,000's)           $   154,729   $  153,062   $  128,882   $  152,684   $  200,691   $  174,373

                                                                                  VALUE EQUITY FUND
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                      3/31/2004    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    9/30/2003    9/30/2002   9/30/2001     9/30/2000    9/30/1999
                                                     -----------   ----------   ----------   ----------   ----------   ----------
PER UNIT OPERATING PERFORMANCE:*
   (for a unit outstanding throughout the period)
Net Asset Value, Beginning of the Period             $     75.63   $    64.12   $    77.46   $    88.10   $    72.01   $    56.27
                                                     -----------   ----------   ----------   ----------   ----------   ----------

Income from Investment Operations:

Net investment income                                       0.31         0.64         0.67         0.68         0.73         0.66
Net realized and unrealized gain (loss) on
   investments                                             12.09        10.87       (14.01)      (11.32)       15.36        15.08
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                           12.40        11.51       (13.34)      (10.64)       16.09        15.74
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of the Period                   $     88.03   $    75.63   $    64.12   $    77.46   $    88.10   $    72.01
                                                     ===========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                              16.40%       17.95%      (17.22)%     (12.08)%      22.34%       27.97%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets++
   Expenses                                                (1.23)%      (1.32)%      (1.26)%      (1.18)%      (1.08)%      (1.06)%
   Expenses Including Expense Offsets                      (1.23)%      (1.32)%      (1.24)%      (1.17)%      (1.05)%      (1.02)%
   Net Investment Income                                    0.75%        0.91%        0.84%        0.77%        0.91%        0.94%
Portfolio Turnover Rate                                    30.90%       77.13%       47.13%       38.58%       71.85%       90.14%
Net Assets at End of the Period ($1,000's)           $   103,602   $   80,423   $   65,726   $   74,405   $   88,445   $   84,839

   *   Using average units basis.
   +   Not annualized for periods of less than a year.
   ++  Annualized for periods of less than a year.

                                                                            EMERGING GROWTH EQUITY FUND
                                                     ---------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                      3/31/2004    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    9/30/2003    9/30/2002    9/30/2001    9/30/2000    9/30/1999
                                                     -----------   ----------   ----------   ----------   ----------   ----------
PER UNIT OPERATING PERFORMANCE:*
   (for a unit outstanding throughout the period)
Net Asset Value, Beginning of the Period             $     62.82   $    51.05   $    74.78   $   131.34   $    80.96   $    54.90
                                                     -----------   ----------   ----------   ----------   ----------   ----------

Income from Investment Operations:

Net investment loss                                        (0.33)       (0.53)       (1.27)       (1.24)       (1.62)       (1.05)
Net realized and unrealized gain (loss) on
   investments                                             12.72        12.30       (22.46)      (55.32)       52.00        27.11
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                           12.39        11.77       (23.73)      (56.56)       50.38        26.06
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of the Period                   $     75.21   $    62.82   $    51.05   $    74.78   $   131.34   $    80.96
                                                     ===========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                              19.72%       23.06%      (31.73)%     (43.06)%      62.23%       47.47%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets++
   Expenses                                                (1.76)%      (1.96)%      (1.99)%      (1.91)%      (1.79)%      (2.02)%
   Expenses Including Expense Offsets                      (1.76)%      (1.96)%      (1.97)%      (1.89)%      (1.79)%      (1.99)%
   Net Investment Loss                                     (0.93)%      (0.98)%      (1.73)%      (1.29)%      (1.37)%      (1.55)%
Portfolio Turnover Rate                                    42.10%      161.68%       98.10%      102.33%      137.97%      222.98%
Net Assets at End of the Period ($1,000's)           $    72,276   $   68,237   $   52,867   $   62,503   $   98,703   $   76,191

                                                                              INTERNATIONAL EQUITY FUND
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                      3/31/2004    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    9/30/2003    9/30/2002    9/30/2001    9/30/2000    9/30/1999
                                                     -----------   ----------   ----------   ----------   ----------   ----------
PER UNIT OPERATING PERFORMANCE:*
   (for a unit outstanding throughout the period)
Net Asset Value, Beginning of the Period             $     43.66   $    37.85   $    45.54   $    61.82   $    55.87   $    45.44
                                                     -----------   ----------   ----------   ----------   ----------   ----------

Income from Investment Operations:

Net investment income (loss)                                  --         0.46         0.22         0.25         0.09        (0.21)
Net realized and unrealized gain (loss) on
  investments                                               8.14         5.35        (7.91)      (16.53)        5.86        10.64
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            8.14         5.81        (7.69)      (16.28)        5.95        10.43
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of the Period                   $     51.80   $    43.66   $    37.85   $    45.54   $    61.82   $    55.87
                                                     ===========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                              18.64%       15.35%      (16.89)%     (26.33)%      10.65%       22.95%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets++
   Expenses                                                (1.57)%      (1.70)%      (1.71)%      (1.62)%      (1.64)%      (1.98)%
   Expenses Including Expense Offsets                      (1.57)%      (1.70)%      (1.71)%      (1.62)%      (1.64)%      (1.97)%
Net Investment Income (Loss)                                0.00%        1.13%        0.48%        0.45%        0.14%       (0.39)%
Portfolio Turnover Rate                                    10.94%       24.50%       17.60%       15.79%       30.82%      120.42%
Net Assets at End of the Period ($1,000's)           $    63,264   $   57,042   $   44,696   $   48,356   $   56,991   $   49,288

   *   Using average units basis.
   +   Not annualized for periods of less than a year.
   ++  Annualized for periods of less than a year.

                                                                              ACTIVELY MANAGED BOND FUND
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                      3/31/2004    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    9/30/2003    9/30/2002    9/30/2001    9/30/2000    9/30/1999
                                                     -----------   ----------   ----------   ----------   ----------   ----------
PER UNIT OPERATING PERFORMANCE:*
   (for a unit outstanding throughout the period)
Net Asset Value, Beginning of the Period             $     50.50   $    49.16   $    45.53   $    39.31   $    37.21   $    37.73
                                                     -----------   ----------   ----------   ----------   ----------   ----------

Income from Investment Operations:

Net investment income                                       1.11         2.54         2.66         2.78         2.67         2.32
Net realized and unrealized gain (loss) on
   investments                                             (0.13)       (1.20)        0.97         3.44        (0.57)       (2.84)
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.98         1.34         3.63         6.22         2.10        (0.52)
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of the Period                   $     51.48   $    50.50   $    49.16   $    45.53   $    39.31   $    37.21
                                                     ===========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                               1.94%        2.73%        7.97%       15.82%        5.64%       (1.38)%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets++
   Expenses                                                (0.99)%      (0.93)%      (0.89)%      (0.85)%      (0.82)%      (0.78)%
   Net Investment Income                                    4.39%        5.11%        5.69%        6.54%        7.09%        6.17%
Portfolio Turnover Rate                                    25.54%       77.69%       28.28%       11.60%       16.81%       42.18%
Net Assets at End of the Period ($1,000's)           $   134,186   $  134,277   $  131,720   $  132,442   $  153,930   $  184,197

                                                                            INTERMEDIATE-TERM BOND FUND
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                      3/31/2004    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    9/30/2003    9/30/2002    9/30/2001    9/30/2000    9/30/1999
                                                     -----------   ----------   ----------   ----------   ----------   ----------
PER UNIT OPERATING PERFORMANCE:*
   (for a unit outstanding throughout the period)
Net Asset Value, Beginning of the Period             $     42.86   $    42.16   $    40.48   $    36.53   $    34.54   $    34.10
                                                     -----------   ----------   ----------   ----------   ----------   ----------

Income from Investment Operations:

Net investment income                                       0.73         1.36         1.95         2.17         2.07         1.85
Net realized and unrealized gain (loss) on
   investments                                             (0.21)       (0.66)       (0.27)        1.78        (0.08)       (1.41)
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                            0.52         0.70         1.68         3.95         1.99         0.44
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of the Period                   $     43.38   $    42.86   $    42.16   $    40.48   $    36.53   $    34.54
                                                     ===========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                               1.21%        1.66%        4.15%       10.81%        5.76%        1.29%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets++
   Expenses                                                (1.33)%      (1.37)%      (1.33)%      (1.24)%      (1.20)%      (1.12)%
   Net Investment Income                                    3.42%        3.20%        4.73%        5.62%        5.90%        5.40%
Portfolio Turnover Rate                                    38.19%       99.53%       71.62%       18.34%       14.39%       50.51%
Net Assets at End of the Period ($1,000's)           $    36,725   $   38,204   $   40,577   $   43,019   $   51,805   $   62,524

   *   Using average units basis.
   +   Not annualized for periods of less than a year.
   ++  Annualized for periods of less than a year.

                                                                              SHORT-TERM INVESTMENT FUND
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED
                                                      3/31/2004    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     (UNAUDITED)    9/30/2003    9/30/2002    9/30/2001    9/30/2000    9/30/1999
                                                     -----------   ----------   ----------   ----------   ----------   ----------
PER UNIT OPERATING PERFORMANCE:*
   (for a unit outstanding throughout the period)
Net Asset Value, Beginning of the Period             $     26.55   $    26.35   $    25.88   $    24.56   $    23.28   $    22.31
                                                     -----------   ----------   ----------   ----------   ----------   ----------

Income from Investment Operations:

Net investment income                                       0.10         0.35         0.52         1.19         1.26         1.05
Net realized and unrealized gain (loss) on
   investments                                             (0.11)       (0.15)       (0.05)        0.13         0.02        (0.08)
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                           (0.01)        0.20         0.47         1.32         1.28         0.97
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of the Period                   $     26.54   $    26.55   $    26.35   $    25.88   $    24.56   $    23.28
                                                     ===========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN+                                              (0.04)%       0.76%        1.82%        5.37%        5.50%        4.35%

RATIOS/SUPPLEMENTAL DATA:

Ratios to Average Net Assets++
   Expenses                                                (0.80)%      (0.80)%      (0.80)%      (0.80)%      (0.80)%      (0.80)%
   Net Investment Income                                    0.78%        1.32%        2.01%        4.68%        5.28%        4.63%
Decrease in above expense ratio due to fee waiver           0.62%        0.87%        0.73%        0.70%        0.64%        0.46%
Net Assets at End of the Period ($1,000's)           $     1,284   $   14,563   $   19,782   $   20,646   $   19,170   $   27,286

   *  Using average units basis.
   +  Not annualized for periods of less than a year.
   ++ Annualized for periods of less than a year.

NOTE 8--SUBSEQUENT EVENT

     On March 23, 2004, the shareholders of the Short-Term Investment Fund approved the liquidation of the Fund as of April 1, 2004.

2004 SPECIAL MEETING RESULTS

     On March 23, 2004, RSI Retirement Trust held a Special Meeting of Trust Participants of the Short-Term Investment Fund ("STIF") to consider approval or rejection of a proposed termination of the STIF and compulsory redemption of the Trust's units designated as STIF units. As a result, the STIF portfolio was terminated on April 1, 2004.

                          PROPOSAL: TERMINATION OF STIF

                                    SHARES         % OF SHARES VOTED         % OF OUTSTANDING SHARES
FOR:                                271,800               99.95                       87.31
AGAINST:                                  0                  --                          --
ABSTAIN:                                148                0.05                        0.05

OFFICERS

William Dannecker, President
Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary John F. Saunders, Executive Vice President
C. Paul Tyborowski, Executive Vice President
Stephen A. Hughes, Senior Vice President
Veronica A. Fisher, Vice President and Assistant Treasurer
G. Michael Morgenroth, Vice President
Jan M. Schultz, Ph.D., First Vice President
Elizabeth Bello, Second Vice President
Maureen Hamblin, Second Vice President
Cindy McDonald, Second Vice President
Amy Morneweck, Second Vice President
Gary Pallatta, Second Vice President

CONSULTANTS

Actuarial--Retirement System Consultants Inc.
Administrative and Recordkeeping--Retirement System Consultants Inc. Investments--EAI Partners, L.P., d/b/a/ "Evaluation Associates, Inc."

INVESTMENT MANAGERS

Bank of Ireland Asset Management (U.S.) Limited
Batterymarch Financial Management, Inc.
Neuberger Berman Management Inc.
Northern Trust Investments, N.A.
RCM Capital Management LLC
Retirement System Investors Inc.

CUSTODIAN

Custodial Trust Company

DISTRIBUTOR

Retirement System Distributors Inc.

TRANSFER AGENT

Retirement System Consultants Inc.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP

COUNSEL

Shearman & Sterling

ABOUT THE FUND'S TRUSTEES AND SENIOR OFFICERS

     The following table gives background information about each member of the Fund's Board of Trustees and its senior officers. The table separately lists Trustees who are "interested persons" of the Fund and those who are "independent trustees," 78% of the Trustees, as of March 31, 2004. Trustees are "interested persons" of the Fund if they are officers of Retirement System Investors Inc. or its parent Retirement System Group Inc. ("RSGroup(R)") or by virtue of their executive positions with plan sponsors of plans of participation in the Fund that hold an interest in RSGroup(R) stock. The address of each Trustee and senior officer listed is RSI Retirement Trust, 317 Madison Avenue, New York, NY 10017. Each member of the Board of Trustees oversees all seven Investment Fund portfolios in RSI Retirement Trust and is elected for a three-year term.

INTERESTED TRUSTEES

     NAME, BIRTH DATE, POSITIONS                              PRINCIPAL OCCUPATION(S) DURING PAST 5
   WITH FUND AND YEAR SERVICE BEGAN                            YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------------------       ----------------------------------------------------------------------
Joseph R. Ficalora+                          Trustee of the Fund; President and Chief Executive Officer of New York
Birth Date: August 12, 1946                  Community Bancorp, Inc.; Chief Executive Officer of New York Community
Trustee                                      Bank; Chairman of the Executive Committee of Community Bankers
Began Serving: 2002                          Association of New York State and Chairman of Group VI; President and
                                             Director of AMF Fund, Inc.; Director of the Queens Chamber of
                                             Commerce; President and Trustee of the Queens Library Foundation
                                             Board; Trustee of the Queens Museum of Art; Queensborough Community
                                             College Fund; Forest Park Trust; Flushing Cemetery; and Queens Borough
                                             Public Library.

William A. McKenna, Jr.++                    Trustee of the Fund; Chairman Emeritus, Ridgewood Savings Bank,
Birth Date: December 26, 1936                Ridgewood, New York; Trustee of St. Joseph's College; Trustee of The
Trustee                                      Catholic University of America; Director of St. Vincent's Services;
Began Serving: 1998                          Director of Boys Hope Girls Hope; Director of AMF Large Cap Equity
                                             Institutional Fund Inc.; Director of Asset Management Fund; Director
                                             of Retirement System Group Inc.; Director of The Calvary Fund;
                                             Director of Irish Educational Development Foundation, Inc.; Member of
                                             the Cardinal's Committee of the Laity; and Executive-in-Residence,
                                             St. John's University.

+ Mr. Ficalora is an "interested person" of the Fund because he is an executive officer of a plan sponsor of a plan of participation in the Fund that holds an interest in RSGroup(R) stock.
++ Mr. McKenna is an "interested person" of the Fund because he is a Director of RSGroup.(R)

INDEPENDENT TRUSTEES

     NAME, BIRTH DATE, POSITIONS                              PRINCIPAL OCCUPATION(S) DURING PAST 5
   WITH FUND AND YEAR SERVICE BEGAN                            YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------------------       ----------------------------------------------------------------------
Herbert G. Chorbajian                        Trustee of the Fund; Director of Charter One Financial, Inc. since
Birth Date: September 4, 1938                December 1998 and Vice Chairman from December 1998 to May 2003;
Trustee                                      Chairman and Chief Executive Officer from October 1990 and President
Began Serving: 1994                          and Director from June 1985 to November 1998 of ALBANK, FSB, Albany,
                                             New York; Chairman, President and Chief Executive Officer of ALBANK
                                             Financial Corporation, Albany, New York from December 1991 to November
                                             1998; Director of the New York Business Development Corporation;
                                             Director or Trustee of the Northeast Health Foundation, Inc.; and the
                                             Albany Cemetery Association.

Candace Cox                                  Trustee of the Fund; Managing Director, Emerald Capital Advisors, LLC;
Birth Date: August 26, 1951                  formerly Director of Institutional Investments with Lord Abbett & Co.
Trustee                                      from December 1999 to February 2000; President and Chief Investment
Began Serving: 1992                          Officer, Bell Atlantic (formerly NYNEX) Asset Management Company from
                                             November 1995 to May 1998; and Director of the Financial Women's
                                             Association.

James P. Cronin                              Trustee of the Fund; President, Treasurer and Chief Executive Officer
Birth Date: June 10, 1945                    of The Dime Savings Bank of Norwich, Norwich, Connecticut; Director or
Trustee                                      Trustee of Norwich Free Academy; St. Jude Common; John S. Blackmar
Began Serving: 1997                          Fund; W.W. Bockus Hospital; and RSGroup Trust Company.

Maurice E. Kinkade                           Trustee of the Fund; Adjunct Professor of Finance, Marist College;
Birth Date: January 10, 1942                 formerly Director of Development, Maplebrook School, Amenia, New York,
Trustee                                      from September 1994 to June 2001.
Began Serving: 1987

Joseph L. Mancino                            Trustee of the Fund; Co-Chairman of New York Community Bancorp., Inc.;
Birth Date: July 20, 1937                    formerly Chairman and Chief Executive Officer of The Roslyn Savings
Trustee                                      Bank, Jericho, New York and Vice Chairman, President and Chief
Began Serving: 2000                          Executive Officer of Roslyn Bancorp, Inc.; Director of Helen Keller
                                             Services For The Blind; Theodore Roosevelt Council-Boy Scouts of
                                             America; Interfaith Nutrition Network and National Center for
                                             Disability Services.

William L. Schrauth                          Trustee of the Fund; retired President and Chief Executive Officer,
Birth Date: April 25, 1935                   SBU Bank (formerly The Savings Bank of Utica), Utica, New York from
Trustee                                      August 1977 to December 2000; Director of SBU Bank and Partners Trust
Began Serving: 1981                          Financial Group; and Director of RSGroup Trust Company.

Raymond L. Willis                            Trustee of the Fund; private investments; Chairman, U.T.C. Pension
Birth Date: January 12, 1936                 Trust, Ltd.; President, U.T. Insurance Ltd.; Director of Association
Trustee                                      of Private Pension and Welfare Plans; and Trustee of Employee Benefits
Began Serving: 1985                          Research Institute.

SENIOR OFFICERS

     NAME, BIRTH DATE, POSITIONS                              PRINCIPAL OCCUPATION(S) DURING PAST 5
   WITH FUND AND YEAR SERVICE BEGAN                            YEARS AND OTHER DIRECTORSHIPS HELD
--------------------------------------       ----------------------------------------------------------------------
William Dannecker                            President of the Fund; Chairman of the Board of Directors of
Birth Date: December 5, 1939                 Retirement System Group Inc.; Director of Retirement System Investors
President                                    Inc.; Director of Retirement System Consultants Inc.; Director of
Began Employment: 1968                       Retirement System Distributors Inc.; Director of RSG Insurance Agency
                                             Inc.; and Chairman of the Board of Directors of RSGroup Trust Company;
                                             Trustee of the Fund from May 1987 to March 2004.

Stephen P. Pollak                            Executive Vice President, Counsel and Secretary of the Fund; Director,
Birth Date: August 27, 1945                  Executive Vice President, Counsel and Secretary of Retirement System
Executive Vice President,                    Group Inc.; Director, Vice President and Secretary of Retirement
Counsel and Secretary                        System Consultants Inc.; Director, Vice President, Secretary and
Began Employment: 1986                       Compliance Officer of Retirement System Distributors Inc.; Director,
                                             Vice President and Secretary of Retirement System Investors Inc.;
                                             Director and President of RSG Insurance Agency Inc.; Director,
                                             Executive Vice President, Counsel and Secretary of RSGroup Trust
                                             Company; and Secretary of The Multi-Bank Association of Delaware,
                                             Newark, Delaware.

C. Paul Tyborowski                           Executive Vice President of the Fund; Director, President and Chief
Birth Date: September 4, 1953                Executive Officer of Retirement System Group Inc.; Director, President
Executive Vice President                     and Chief Executive Officer of Retirement System Group Trust Company;
Began Employment: 1998                       President of Retirement System Distributors Inc.; President of
                                             Retirement System Investors Inc.; President of the Multi-Bank
                                             Association of Delaware, Newark, Delaware; formerly Managing Director and Director of Marketing at Columbus Circle Investors, Stamford,
                                             Connecticut, and President and Chief Executive Officer of Columbus
                                             Circle Trust Co. from 1994 to 1998.

     RSI Retirement Trust's proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities, are available upon request, free of charge, by calling RSI Retirement Trust at 800-772-3615 or by writing to RSI Retirement Trust, 317 Madison Avenue, New York, NY 10017-5201.

     The Statement of Additional Information (SAI) contains additional information about the Fund's Board of Trustees and its senior officers. The SAI is available to unitholders without charge, by calling 800-772-3615.

NOTES

NOTES

[RSGROUP(R) LOGO]

                                 BROKER/DEALER:
                                RETIREMENT SYSTEM
                                DISTRIBUTORS INC.

                               317 Madison Avenue
                             New York, NY 10017-5201

                                  800-772-3615

                                 www.rsgroup.com

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  (a)(1) Disclose that the registrant's board of directors has determined that the registrant either:

          (i) Has at least one audit committee financial expert serving on its audit committee; or

          (ii) Does not have an audit committee financial expert serving on its audit committee.

     (2) If the registrant provides the disclosure required by paragraph
     (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

          (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

          (ii) Be an "interested person" of the investment company as defined in
          Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

     (3) If the registrant provides the disclosure required by paragraph
     (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

     (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

     NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

     CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

     NOT APPLICABLE.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act.

     CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE FURNISHED HEREWITH.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      RSI RETIREMENT TRUST
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ William Dannecker, President
                         -------------------------------------------------------
                           William Dannecker, President

Date 5/27/04
     ------------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ William Dannecker, President
                         -------------------------------------------------------
                           William Dannecker, President

Date 5/27/04
     ----------------------------------------

By (Signature and Title)*  /s/ Veronica Fisher, Assistant Treasurer
                         -------------------------------------------------------
                           Veronica Fisher, Assistant Treasurer

Date 5/27/04
     ----------------------------------------

* Print the name and title of each signing officer under his or her signature.